Exhibit 99.1

SIMON PROPERTY GROUP

Overview

The Company

Simon Property Group, Inc. (the “Company” or “Simon Property”) (NYSE:SPG) is a self-administered and self-managed real estate investment trust (“REIT”). Simon Property Group, L.P. (the “Operating Partnership”) is a subsidiary partnership of the Company. The Company and the Operating Partnership (collectively, “Simon Group”) are engaged primarily in the ownership, development and management of retail real estate properties, primarily regional malls, Premium Outlet® centers and community/lifestyle centers.

At December 31, 2005, the Company owned or had an interest in 286 properties in the United States containing an aggregate of 200 million square feet of gross leasable area (GLA) in 39 states plus Puerto Rico. The Company also holds interests in 51 European shopping centers in France, Italy and Poland; 5 Premium Outlet centers in Japan; and one Premium Outlet center in Mexico.

This package was prepared to provide (1) ownership information, (2) certain operational information, and (3) balance sheet information as of December 31, 2005, for the Company and the Operating Partnership.

Certain statements contained in this Supplemental Package may constitute “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by forward-looking statements due to a variety of risks and uncertainties. Those risks and uncertainties include, but are not limited to, international, national, regional and local economic climates, competitive market forces, changes in market rental rates, trends in the retail industry, the inability to collect rent due to the bankruptcy or insolvency of tenants or otherwise, risks associated with acquisitions, the impact of terrorist activities, environmental liabilities, pending litigation, maintenance of REIT status, changes in applicable laws, rules and regulations, changes in market rates of interest and fluctuations in exchange rates of foreign currencies. The reader is directed to the Company’s various filings with the Securities and Exchange Commission for a discussion of such risks and uncertainties. The Company undertakes no obligation to publicly update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

We hope you find this Supplemental Package beneficial. Any questions, comments or suggestions should be directed to: Shelly J. Doran, Vice President of Investor Relations-Simon Property Group, P.O. Box 7033, Indianapolis, IN 46207. Telephone: (317) 685-7330; e-mail: sdoran@simon.com

Reporting Calendar

Results for the next three quarters will be announced according to the following approximate schedule:

First Quarter 2006	Late April 2006
Second Quarter 2006	Late July 2006
Third Quarter 2006	Late October 2006

Stock Information

Simon Property common stock and four issues of preferred stock are traded on the New York Stock Exchange under the following symbols:

Common Stock	SPG
8.75% Series F Cumulative Preferred	SPGPrF
7.89% Series G Cumulative Preferred	SPGPrG
6% Series I Convertible Perpetual Preferred	SPGPrI
8.375% Series J Cumulative Redeemable Preferred	SPGPrJ

Credit Ratings

Standard & Poor’s
Corporate	BBB+	(Stable)
Senior Unsecured	BBB+	(Stable)(1)
Preferred Stock	BBB	(Stable)
Moody’s
Senior Unsecured	Baa1	(Stable Outlook)(2)
Preferred Stock	Baa2	(Stable Outlook)(2)

(1)          On December 29, 2004, Standard & Poor’s upgraded its rating on Simon Group’s senior unsecured debt from BBB to BBB+.

(2)          On September 28, 2005, Moody’s upgraded its rating on Simon Group’s senior unsecured debt from Baa2 to Baa1 with a Stable Outlook and upgraded its rating on Simon Group’s preferred stock from Baa3 to Baa2 with a Stable Outlook.

Simon Property Group Ownership Structure(1)
December 31, 2005

(1)          Schedule excludes preferred stock (see "Preferred Stock/Units Outstanding") and units not convertible into common stock.

(2)          Consists of Melvin Simon, Herbert Simon, David Simon, and/or trusts established for the benefit of members of the Simon family and Melvin Simon & Associates, Inc.

(3)          Holders of Class B common stock are entitled to elect 4 of the 13 members of the Board of Directors and also have voting rights with common stock.

(4)          Consists of NID Corporation, directly or indirectly, members of the DeBartolo family, including Edward J. DeBartolo, Jr. and M. Denise DeBartolo York, or trusts established for the benefit of members of the DeBartolo family or entities in which the foregoing persons hold interests.

(5)          Holders of Class C common stock are entitled to elect 2 of the 13 members of the Board of Directors and also have voting rights with common stock.

(6)          Other executives includes directors and executive officers of Simon Property, other than Simon and DeBartolo family members.

SIMON PROPERTY GROUP
Changes in Common Shares and Unit Ownership
For the Period from December 31, 2004 through December 31, 2005

	Operating Partnership Units(1)	Company Common Shares(2)
Number Outstanding at December 31, 2004	60,943,415	220,306,495
Activity During the First Nine Months of 2005:
Purchase of Simon Property Common Stock in open market	—	(2,815,400)
Issuance of Stock for Stock Option Exercises	—	183,164
Conversion of Units into Common Stock	(1,761,775)	1,761,775
Conversion of Units into Cash	(93,020)	—
Conversion of Preferred Units into Units	89,805	—
Shares Retired	—	(18,000)
Reversal of Unit Issuance for Debt Refinancing	(68,123)	—
Restricted Stock Awards (Stock Incentive Program), Net	—	407,165
Number Outstanding at September 30, 2005	59,110,302	219,825,199
Activity During the Fourth Quarter of 2005:
Issuance of Stock for Stock Option Exercises	—	23,300
Conversion of Units into Common Stock	(519,706)	519,706
Conversion of Units into Cash	(67,972)	—
Restricted Stock Awards (Stock Incentive Program), Net	—	(6,624)
Number Outstanding at December 31, 2005	58,522,624	220,361,581
Details for Diluted Common Shares Outstanding(5):
Company Common Shares Outstanding at December 31, 2005		220,361,581
Number of Common Shares Issuable Assuming Conversion of:
Series I 6% Convertible Perpetual Preferred Stock(3)		10,832,941
Series C 7% Cumulative Convertible Preferred Units(3)		1,067,606
Series I 6% Convertible Perpetual Preferred Units(3)		3,270,612
Net Number of Common Shares Issuable Assuming Exercise of Stock Options(4)		923,217
Diluted Common Shares Outstanding at December 31, 2005(5)		236,455,957

(1)          Excludes units owned by the Company (shown here as Company Common Shares) and units not convertible into common shares.

(2)          Excludes preferred units relating to preferred stock outstanding (see Schedule of Preferred Stock Outstanding on page 58).

(3)          Conversion terms provided on page 58 of this document.

(4)          Based upon the weighted average stock price for the quarter ended December 31, 2005.

(5)          For FFO purposes.

SIMON PROPERTY GROUP

Selected Financial and Equity Information

As of December 31, 2005

Unaudited

(In thousands, except as noted)

	As of or for the Three Months Ended December 31,		As of or for the Twelve Months Ended December 31,
	2005	2004	2005	2004
Financial Highlights of the Company
Total Revenue—Consolidated Properties	$889,790	$821,377	$3,166,853	$2,585,079
Net Income Available to Common Stockholders	$115,659	$107,444	$401,895	$300,647
Basic Earnings per Common Share	$0.53	$0.49	$1.82	$1.45
Diluted Earnings per Common Share	$0.52	$0.49	$1.82	$1.44
FFO of the Simon Portfolio	$418,957	$385,268	$1,411,368	$1,181,924
Diluted FFO of the Simon Portfolio	$433,204	$397,577	$1,468,239	$1,198,056
Basic FFO per Share	$1.50	$1.38	$5.04	$4.42
Diluted FFO per Share	$1.47	$1.36	$4.96	$4.39
Distributions per Share	$0.70	$0.65	$2.80	$2.60

	December 31, 2005	December 31, 2004
Shareholders’ Equity Information
Limited Partner Units Outstanding at End of Period	58,523	60,943
Common Shares Outstanding at End of Period	220,361	220,307
Total Common Shares and Units Outstanding at End of Period	278,884	281,250
Weighted Average Limited Partnership Units Outstanding	59,566	59,086
Weighted Average Common Shares Outstanding—Basic (1)	220,259	207,990
Weighted Average Common Shares Outstanding—Diluted (1)	236,321	213,745
Debt Information
Consolidated Debt	$14,106,117	$14,586,393
Simon Group’s Share of Joint Venture Debt	$3,169,662	$2,750,327
Market Capitalization
Common Stock Price at End of Period	$76.63	$64.67
Equity Market Capitalization (2)	$23,070,738	$19,829,361
Total Capitalization—Including Simon Group’s Share of JV Debt	$40,346,517	$37,166,081

	As of or for the Twelve Months Ended December 31,
	2005	2004
Miscellaneous Balance Sheet Data
Interest Capitalized during the Period:
Consolidated Properties	$14,217	$12,933
Joint Venture Properties	$3,402	$3,709
Simon Group’s Share of Joint Venture Properties	$1,566	$1,825

(1)   For purposes of computing net income and FFO per share.

(2)   Market value of Common Stock, Units and all issues of Preferred Stock of the Company.

On the next three pages, we present balance sheet and income statement data on a pro rata basis reflecting the Company’s proportionate economic ownership of each asset in the Simon Group portfolio.

Basis of Presentation: The consolidated amounts shown are prepared on a consistent basis with the consolidated financial statements prepared by the Company. The Company’s Share of Joint Ventures column was derived on a property-by-property basis by applying the same percentage interests used to arrive at our share of net income during the period and applying them to all financial statement line items of each property. A similar calculation was performed for minority interests.

SIMON PROPERTY GROUP
Unaudited Pro-Rata Statement of Operations
For The Three Months Ended December 31, 2005

	Consolidated	Minority Interest	The Company’s Consolidated Share	The Company’s Share of Joint Ventures	Total Company’s Share
REVENUE:
Minimum rent	$531,196	$(9,299)	$521,897	$121,305	$643,202
Overage rent	39,260	(438)	38,822	14,019	52,841
Tenant reimbursements	247,975	(5,955)	242,020	59,976	301,996
Management fees and other revenues	20,835	—	20,835	—	20,835
Other income	50,524	(461)	50,063	14,383	64,446
Total revenue	889,790	(16,153)	873,637	209,683	1,083,320
EXPENSES:
Property operating	105,749	(3,118)	102,631	34,447	137,078
Depreciation and amortization	232,097	(2,242)	229,855	55,123	284,978
Real estate taxes	73,938	(1,339)	72,599	13,784	86,383
Repairs and maintenance	30,239	(774)	29,465	9,645	39,110
Advertising and promotion	34,641	(579)	34,062	5,584	39,646
Provision for credit losses	4,796	65	4,861	1,042	5,903
Home and regional office costs	32,314	—	32,314	—	32,314
General & administrative	4,462	—	4,462	—	4,462
Other	23,387	(543)	22,844	16,463	39,307
Total operating expenses	541,623	(8,530)	533,093	136,088	669,181
OPERATING INCOME	348,167	(7,623)	340,544	73,595	414,139
Interest expense	204,956	(2,614)	202,342	42,833	245,175
Income before minority interest	143,211	(5,009)	138,202	30,762	168,964
Minority interest	(5,009)	5,009	—	—	—
Income tax expense of taxable REIT subsidiaries	(5,013)	—	(5,013)	—	(5,013)
Income before unconsolidated entities	133,189	—	133,189	30,762	163,951
Income from unconsolidated entities	30,762	—	30,762	(30,762)	—
Loss on sales of interests in unconsolidated entities, net	(13,390)	—	(13,390)	—	(13,390)
Income from continuing operations	150,561	—	150,561	—	150,561
Results of operations from discontinued operations	132	—	132	—	132
Gain on disposal or sale of discontinued operations	21,560	—	21,560	—	21,560
Income before allocation to limited partners	172,253	—	172,253	—	172,253
LESS:
Limited partners’ interest in the Operating Partnership	31,145	—	31,145	—	31,145
Preferred distributions of the Operating Partnership	6,924	—	6,924	—	6,924
NET INCOME	134,184	—	134,184	—	134,184
Preferred dividends	(18,525)	—	(18,525)	—	(18,525)
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$115,659	$—	$115,659	$—	$115,659
RECONCILIATION TO FFO:
Net Income			$134,184	$—	$134,184
Less:
Joint Venture Net Income			(30,762)	30,762	—
Net Income			103,422	30,762	134,184
Plus:
Limited partners’ interest in the Operating Partnership and preferred distributions of the Operating Partnership			38,069	—	38,069
Depreciation and amortization from consolidated properties and discontinued operations			230,922	—	230,922
Our share of depreciation and amortization from unconsolidated entities			—	53,547	53,547
Tax provision related to gain on sale			(1,961)	—	(1,961)
Less:
Loss on sale of real estate and discontinued operations			(8,170)	—	(8,170)
Minority interest portion of depreciation and amortization			(2,185)	—	(2,185)
Preferred distributions and dividends			(25,449)	—	(25,449)
Our FFO			$334,648	$84,309	$418,957
% of Total FFO			79.88%	20.12%	100.00%

SIMON PROPERTY GROUP
Unaudited Pro-Rata Statement of Operations
For The Twelve Months Ended December 31, 2005

	Consolidated	Minority Interest	The Company’s Consolidated Share	The Company’s Share of Joint Ventures	Total Company’s Share
REVENUE:
Minimum rent	$1,937,657	$(33,729)	$1,903,928	$457,041	$2,360,969
Overage rent	85,536	(782)	84,754	33,536	118,290
Tenant reimbursements	896,901	(20,574)	876,327	220,398	1,096,725
Management fees and other revenues	77,766	—	77,766	—	77,766
Other income	168,993	(1,502)	167,491	56,699	224,190
Total revenue	3,166,853	(56,587)	3,110,266	767,674	3,877,940
EXPENSES:
Property operating	421,576	(11,554)	410,022	147,291	557,313
Depreciation and amortization	849,911	(9,244)	840,667	211,318	1,051,985
Real estate taxes	291,113	(5,276)	285,837	53,750	339,587
Repairs and maintenance	105,489	(2,720)	102,769	32,154	134,923
Advertising and promotion	92,377	(1,503)	90,874	15,695	106,569
Provision for credit losses	8,127	(182)	7,945	4,248	12,193
Home and regional office costs	117,374	—	117,374	—	117,374
Gneral & administrative	17,701	—	17,701	—	17,701
Other	57,762	(2,039)	55,723	53,727	109,450
Total operating expenses	1,961,430	(32,518)	1,928,912	518,183	2,447,095
OPERATING INCOME	1,205,423	(24,069)	1,181,354	249,491	1,430,845
Interest expense	799,092	(10,326)	788,766	167,684	956,450
Income before minority interest	406,331	(13,743)	392,588	81,807	474,395
Minority interest	(13,743)	13,743	—	—	—
Income tax expense of taxable REIT subsidiaries	(16,229)	—	(16,229)	—	(16,229)
Income before unconsolidated entities	376,359	—	376,359	81,807	458,166
Income from unconsolidated entities	81,807	—	81,807	(81,807)	—
Loss on sales of interests in unconsolidated entities, net	(838)	—	(838)	—	(838)
Income from continuing operations	457,328	—	457,328	—	457,328
Results of operations from discontinued operations	8,242	—	8,242	—	8,242
Gain (loss) on disposal or sale of discontinued operations	146,945	—	146,945	—	146,945
Income before allocation to limited partners	612,515	—	612,515	—	612,515
LESS:
Limited partners’ interest in the Operating Partnership	108,686	—	108,686	—	108,686
Preferred distributions of the Operating Partnership	28,080	—	28,080	—	28,080
NET INCOME	475,749	—	475,749	—	475,749
Preferred dividends	(73,854)	—	(73,854)	—	(73,854)
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$401,895	$—	$401,895	$—	$401,895
RECONCILIATION TO FFO:
Net Income			$475,749	$—	$475,749
Less:
Joint Venture Net Income			(81,807)	81,807	—
Net Income			393,942	81,807	475,749
Plus:
Limited partners’ interest in the Operating Partnership and preferred distributions of the Operating Partnership			136,766	—	136,766
Depreciation and amortization from consolidated properties and discontinued operations			850,519	—	850,519
Our share of depreciation and amortization from unconsolidated entities			—	205,981	205,981
Tax provision related to sale			(1,961)	1,533	(428)
Less:
Loss on sale of real estate and discontinued operations			(146,107)	—	(146,107)
Minority interest portion of depreciation and amortization			(9,178)	—	(9,178)
Preferred distributions and dividends			(101,934)	—	(101,934)
Our FFO			$1,122,047	$289,321	$1,411,368
% of Total FFO:			79.50%	20.50%	100.00%

SIMON PROPERTY GROUP
Unaudited Pro-Rata Balance Sheet
As of December 31, 2005

			The	The
			Company’s	Company’s	Total
		Minority	Consolidated	Share of	Company’s
	Consolidated	Interest	Share	Joint Ventures	Share
ASSETS:
Investment properties, at cost	$21,745,309	$(207,686)	$21,537,623	$5,141,239	$26,678,862
Less—accumulated depreciation	3,809,293	(61,593)	3,747,700	733,467	4,481,167
	17,936,016	(146,093)	17,789,923	4,407,772	22,197,695
Cash and cash equivalents	337,048	(9,568)	327,480	131,016	458,496
Tenant receivables and accrued revenue, net	357,079	(4,200)	352,879	80,230	433,109
Investment in unconsolidated entities, at equity	1,562,595	—	1,562,595	(1,562,595)	—
Deferred costs and other assets	938,301	(68,972)	869,329	128,024	997,353
Total assets	$21,131,039	$(228,833)	$20,902,206	$3,184,447	$24,086,653
LIABILITIES:
Mortgages and other indebtedness	$14,106,117	$(193,184)	$13,912,933	$3,169,662	$17,082,595
Accounts payable, accrued expenses, intangibles, and deferred revenues	1,092,334	(8,852)	1,083,482	167,827	1,251,309
Cash distributions and losses in partnerships and joint ventures, at equity	194,476	—	194,476	(194,476)	—
Other liabilities, minority interest and accrued dividends	163,524	(26,797)	136,727	41,434	178,161
Total liabilities	15,556,451	(228,833)	15,327,618	3,184,447	18,512,065
LIMITED PARTNERS’ INTEREST IN THE OPERATING PARTNERSHIP	865,548	—	865,548	—	865,548
LIMITED PARTNERS’ PREFERRED INTEREST IN THE OPERATING PARTNERSHIP	401,809	—	401,809	—	401,809
STOCKHOLDERS’ EQUITY:
CAPITAL STOCK OF SIMON PROPERTY GROUP, INC. (750,000,000 total shares authorized, $.0001 par value, 237,996,000 shares of excess common stock):
All series of preferred stock, 100,000,000 shares authorized, 25,632,122 issued and outstanding, with a liquidation value of $1,081,606	1,080,022	—	1,080,022	—	1,080,022
Common stock, $.0001 par value, 400,000,000 shares authorized, 225,165,236 issued and outstanding	23	—	23	—	23
Class B common stock, $.0001 par value, 12,000,000 shares authorized, 8,000 issued and outstanding	—	—	—	—	—
Class C common stock, $.0001 par value, 4,000 shares authorized, issued and outstanding	—	—	—	—	—
Capital in excess of par value	5,030,587	—	5,030,587	—	5,030,587
Accumulated deficit	(1,551,179)	—	(1,551,179)	—	(1,551,179)
Accumulated other comprehensive income	9,793	—	9,793	—	9,793
Unamortized restricted stock award	(31,929)	—	(31,929)	—	(31,929)
Common stock held in treasury at cost, 4,815,655 shares	(230,086)	—	(230,086)	—	(230,086)
Total stockholders’ equity	4,307,231	—	4,307,231	—	4,307,231
	$21,131,039	$(228,833)	$20,902,206	$3,184,447	$24,086,653

SIMON PROPERTY GROUP
Reconciliation of Net Income to NOI
As of December 31, 2005
(in thousands, except as noted)

Industry practice is to evaluate real estate properties on an unleveraged basis. NOI is a standard industry performance measure which is defined as operating income plus depreciation and amortization, both calculated in accordance with accounting principles generally accepted in the United States (“GAAP”). We consider NOI to be a key measure of our operating performance that is not specifically defined by GAAP. We believe that NOI is helpful to investors because it is a widely recognized measure of the performance of REITs and provides a relevant basis for comparison among REITs. We also use NOI internally to measure the operating performance of our portfolio.

However, you should understand that NOI:

•  does not represent cash flow from operations as defined by GAAP,

•  should not be considered as an alternative to net income determined in accordance with GAAP as a measure of operating performance,

•  is not an alternative to cash flows as a measure of liquidity, and

•  is not indicative of cash flows from operating, investing and financing activities.

The Reconciliation of Net Income to NOI provides net income, which we believe is the most directly comparable GAAP financial measure, and reconciles the amounts to “Total NOI of the Simon Group Portfolio.” This schedule also provides the increase in NOI of regional malls that are comparable properties for the quarter and twelve months ended December 31, 2005.

	For the Three Months Ended December 31,		For the Twelve Months Ended December 31,
	2005	2004	2005	2004
Reconciliation of NOI of consolidated Properties:
Net Income	$134,184	$126,286	$475,749	$342,993
Add: Preferred distributions of the Operating Partnership	6,924	6,510	28,080	21,220
Limited partners’ interest in the Operating Partnership	31,145	30,079	108,686	85,647
Discontinued operations—Results of operations and loss on disposal or sale, net	(21,692)	14,802	(155,187)	10,081
Income tax expense of taxable REIT subsidiaries	5,013	932	16,229	11,770
Minority interest	5,009	2,797	13,743	9,687
Interest Expense	204,956	188,005	799,092	653,798
Income from unconsolidated entities	(30,762)	(20,304)	(81,807)	(81,113)
(Gain) Loss on sales of assets and other, net	13,390	—	838	760
Operating Income	348,167	349,107	1,205,423	1,054,843
Depreciation and amortization expense	232,097	190,656	849,911	607,071
NOI of consolidated Properties	$580,264	$539,763	$2,055,334	$1,661,914
Reconciliation of NOI of unconsolidated entities:
Net Income	$82,119	$91,741	$405,360	$304,949
Add: Discontinued operations—Results of operations and loss on disposal or sale, net	34,633	(2,360)	(62,815)	(37,466)
Interest Expense	104,377	94,594	403,734	370,363
Income from unconsolidated entities	—	1,294	1,892	5,129
Gain on Sale of Asset	(1,423)	—	(1,423)	—
Operating Income	219,706	185,269	746,748	642,975
Depreciation and amortization expense	86,360	83,253	327,946	285,463
NOI of unconsolidated entities	$306,066	$268,522	$1,074,694	$928,438
Total consolidated and unconsolidated NOI from continuing operations	$886,330	$808,285	$3,130,028	$2,590,352
Adjustments to NOI:
NOI of discontinued consolidated and unconsolidated Properties	1,178	1,047	26,344	114,783
Total NOI of the Simon Group Portfolio	$887,508	$809,332	$3,156,372	$2,705,135
Increase in NOI from prior period	9.7%	14.8%	16.7%	10.9%
Less: Joint venture partner’s share of NOI	186,563	165,284	649,534	629,536
Simon Group’s Share of NOI	$700,945	$644,048	$2,506,838	$2,075,599
Increase in Simon Group’s Share of NOI from prior period	8.8%	20.3%	20.8%	11.0%

NOI of Regional Malls that are Comparable Properties(1)	$675,363	$641,321	$2,393,759	$2,302,656
Increase in NOI of Regional Malls that are Comparable Properties(1)	5.3%		4.0%

(1)   Properties that were owned in both of the periods under comparison are referred to as comparable properties.

SIMON PROPERTY GROUP
Analysis of Other Income and Other Expense
As of December 31, 2005
(In thousands)

	For the Three Months Ended December 31,		For the Twelve Months Ended December 31,
	2005	2004	2005	2004
Consolidated Properties
Other Income
Interest Income	$6,481	$4,725	$20,274	$12,733
Lease Settlement Income	1,197	1,300	8,165	11,629
Gains on Land Sales and Income from the Sale of Net Leases	2,935	22,965	19,191	45,161
Simon Brand Ventures/Simon Business Network Revenues(1)	27,609	25,072	85,586	69,600
Other	12,302	7,907	35,777	17,291
Totals	$50,524	$61,969	$168,993	$156,414
Other Expense
Ground Rent	$6,175	$6,237	$25,471	$20,374
Professional Fees	10,291	6,420	18,576	9,420
Simon Brand Ventures/Simon Business Network Expenses	742	730	2,766	2,783
Other	6,179	2,474	10,949	6,892
Totals	$23,387	$15,861	$57,762	$39,469

(1)          Additional Simon Brand Ventures and Simon Business Network revenues are recorded in minimum rent.

SIMON PROPERTY GROUP
NOI Composition
For the Twelve Months Ended December 31, 2005

U.S. Portfolio NOI by Geographic
Diversification(1)

NOI by Asset Type(2)

(1)	U.S. regions:
	Northeast—PA, NY, VT, NH, ME, MA, NJ, CT and RI	West North Central—ND, SD, NE, KS, MN, IA and MO
	Mideast—KY, WV, MD, DE, VA, NC and SC	East North Central—WI, MI, OH, IN and IL
	Southeast—TN, MS, AL, GA, FL and Puerto Rico	Mountain—NV, AZ, NM, UT, CO, ID, MT and WY
	Southwest—TX, OK, LA and AR	Pacific—CA, OR, WA and HI
(2)	International includes five Premium Outlet centers in Japan.

SIMON PROPERTY GROUP
U.S. Portfolio GLA
As of December 31, 2005

Type of Property	GLA-Sq. Ft.	Total Owned GLA	% of Owned GLA
Regional Malls
Anchor	101,368,400	28,663,594	23.9%
Specialty Store	58,935,104	58,726,135	49.1%
Freestanding	4,329,413	2,162,545	1.8%
Subtotal	63,264,517	60,888,680	50.9%
Regional Mall Total	164,632,917	89,552,274	74.8%
Premium Outlet Centers	12,583,238	12,583,238	10.5%
Community/Lifestyle Centers
Anchor	13,534,026	8,439,711	7.1%
Specialty Store	4,902,456	4,852,288	4.0%
Freestanding	930,609	439,204	0.4%
Community/Lifestyle Centers Total	19,367,091	13,731,203	11.5%
Office Portion of Retail	1,759,828	1,759,828	1.5%
Other(1)	2,068,655	2,068,655	1.7%
Total U.S. Properties	200,411,729	119,695,198	100.0%

(1)          Other assets include 11 other properties that contribute less than 1% of Simon Group’s NOI.

SIMON PROPERTY GROUP
U.S. Regional Mall Operational Information
As of December 31, 2005
Unaudited
(In thousands, except as noted)

	As of or for the
	Twelve Months Ended
	December 31,
	2005	2004
Total Number of Regional Malls	171	172
Total Regional Mall GLA (in millions of square feet; includes office portion of retail)	166.4	167.7
Occupancy(1)
Consolidated Assets	93.3%	92.7%
Unconsolidated Assets	92.7%	92.6%
Total Portfolio	93.1%	92.7%
Comparable sales per square foot(2)
Consolidated Assets	$435	$411
Unconsolidated Assets	$478	$460
Total Portfolio	$450	$427
Average rent per square foot(1)
Consolidated Assets	$34.05	$32.81
Unconsolidated Assets	$35.30	$34.78
Total Portfolio	$34.49	$33.50

	Mall &
Average Base Rent Per Square Foot(1)	Freestanding Stores	% Change
12/31/05	$34.49	3.0%
12/31/04	33.50	3.8%
12/31/03	32.26	5.1%
12/31/02	30.70	4.8%
12/31/01	29.28	3.4%

Leasing Activity During the Period(1):

	Average Base Rent(3)		Amount of Change
		Store Closings/	(Referred to as
	Lease Signings	Lease Expirations	“Leasing Spread”)
2005	$43.18	$35.78	$7.40	20.7%
2004	39.33	33.59	5.74	17.1%
2003	41.28	32.99	8.29	25.1%
2002	40.35	32.58	7.77	23.8%
2001	34.88	29.10	5.78	19.9%

(1)          Includes mall and freestanding stores

(2)          Based upon the standard definition of sales for regional malls adopted by the International Council of Shopping Centers which includes only mall and freestanding stores less than 10,000 square feet.

(3)          Represents the average base rent in effect during the period for those tenants who signed leases as compared to the average base rent in effect during the period for those tenants whose leases terminated or expired.

SIMON PROPERTY GROUP
U.S. Regional Mall Lease Expirations(1)
As of December 31, 2005

			Avg. Base Rent
	Number of	Square	per Square Foot
Year	Leases Expiring	Feet	at 12/31/05
Mall Stores & Freestanding
Month to Month Leases	558	1,553,708	$32.46
2006	2,287	5,325,755	$33.91
2007	2,576	6,092,119	$34.68
2008	2,003	5,383,063	$36.47
2009	1,823	5,221,930	$33.96
2010	1,875	5,461,368	$36.48
2011	1,475	4,670,528	$34.62
2012	1,220	4,140,298	$35.56
2013	1,132	3,660,296	$38.49
2014	1,232	3,713,898	$40.24
2015	1,165	3,904,136	$40.78
2016	489	2,172,286	$32.20
2017 and Thereafter	593	3,932,345	$27.58
Specialty Leasing Agreements w/ terms in excess of 12 months	1,062	2,708,410	$13.48
Anchor Tenants
Month to Month Leases	2	119,190	$3.97
2006	6	641,050	$2.92
2007	16	1,764,735	$2.08
2008	26	3,036,253	$3.95
2009	31	3,279,500	$3.41
2010	34	4,017,047	$2.78
2011	21	2,372,206	$3.81
2012	18	1,953,706	$5.08
2013	10	1,638,346	$6.28
2014	13	1,207,089	$7.58
2015	11	1,007,256	$6.81
2016	9	974,683	$6.76
2017 and Thereafter	47	5,280,793	$5.01

(1)          Does not consider the impact of options to renew that may be contained in leases.

SIMON PROPERTY GROUP
U.S. Regional Mall Top Tenants
As of December 31, 2005
(Square Feet in 000’s)

Top 10 In-Line Retail Tenants (sorted by percentage of total Simon Group base minimum rent)

Tenant	Number of Stores	Square Feet	Percent of Total Simon Group Sq. Ft.	Percent of Total Simon Group Base Min. Rent
Limited	536	3,464	1.7%	4.0%
Gap	335	3,555	1.8%	2.7%
Foot Locker	425	1,737	0.9%	2.0%
Zale Corporation	407	478	0.2%	1.6%
Luxottica Group S.P.A	524	897	0.4%	1.5%
Abercrombie & Fitch Co.	171	1,236	0.6%	1.4%
Sterling Jewelers, Inc.	204	296	0.1%	1.0%
Children’s Place Retail Stores	183	811	0.4%	1.0%
American Eagle Outfitters	128	700	0.3%	0.8%
Genesco, Inc.	321	409	0.2%	0.8%

Top 10 Anchors (sorted by percentage of total Simon Group square footage)(1)

Tenant	Number of Stores	Square Feet	Percent of Total Simon Group Sq. Ft.	Percent of Total Simon Group Base Min. Rent
Federated Department Stores	184	32,292	16.1%	0.7%
Sears Roebuck & Co.	128	19,599	9.8%	0.4%
J.C. Penney Co., Inc.	117	17,012	8.5%	0.9%
Dillard’s Dept. Stores	78	11,831	5.9%	0.1%
Saks Incorporated	35	3,887	1.9%	0.8%
Nordstrom, Inc.	21	3,722	1.9%	0.0%
Belk, Inc.	17	2,094	1.0%	0.1%
Target Corporation	12	1,507	0.8%	0.0%
The Neiman Marcus Group, Inc.	8	1,053	0.5%	0.1%
Dick’s Sporting Goods, Inc.	12	784	0.4%	0.2%

(1)          Includes space leased and owned by the anchor.

SIMON PROPERTY GROUP
U.S. Regional Mall Anchor/Big Box Openings
2005-2007

Property Name	Location	New Tenant	Former Tenant
Openings in 2005
Burlington Mall	Burlington, MA	Cheesecake Factory	N/A
College Mall	Bloomington, IN	Dick’s Sporting Goods	Lazarus
Cordova Mall	Pensacola, FL	Ross Dress for Less	N/A
Emerald Square	Attleboro, MA	Filene’s Men Store	Lord & Taylor
Fashion Mall at Keystone	Indianapolis, IN	Landmark Cinema	N/A
		Crate & Barrel	N/A
Irving Mall	Irving, TX	Burlington Coat Factory	JCPenney
Lehigh Valley Mall	Whitehall, PA	Linens’n Things	Lehigh Valley Cinema
Livingston Mall	Livingston, NJ	Steve & Barry’s	N/A
Longview Mall	Longview, TX	Beall’s	Service Merchandise
Mall at The Source, The	Westbury, NY	David’s Bridal	N/A
Mall of New Hampshire	Manchester, NH	A.C. Moore	Kitchen Etc.
Maplewood Mall	St. Paul, MN	JCPenney	Mervyn’s
Phipps Plaza	Atlanta, GA	Nordstrom	Lord & Taylor
Roosevelt Field	Garden City, NY	Grand Lux Café	N/A
South Hills Village	Pittsburgh, PA	Barnes & Noble	N/A
SouthPark	Charlotte, NC	Joseph Beth Booksellers	Sears
Town Center at Aurora(1)	Aurora, CO	Foley’s (renovation & expansion)	N/A
Town Center at Boca Raton	Boca Raton, FL	Neiman Marcus	Lord & Taylor
Valley Mall	Harrisonburg, VA	Target	Wal-Mart
Washington Square	Indianapolis, IN	Kerasotes Theatre	N/A
White Oaks Mall	Springfield, IL	Linens’n Things	Montgomery Ward
		Cost Plus World Market	Montgomery Ward

(1)          Town Center at Aurora Mall redevelopment consolidated two Foley’s locations into one and and will add Dillard’s.

SIMON PROPERTY GROUP
U.S. Regional Mall Top Tenants/Big Box Openings
2005-2007

Property Name	Location	New Tenant	Former Tenant
Openings Projected in 2006
Cielo Vista Mall	El Paso, TX	Cinemark Theater	N/A
College Mall	Bloomington, IN	Bed Bath & Beyond	Target (relocated)
Copley Place	Boston, MA	Barneys New York	Lowes Theatre
Crossroads Mall	Omaha, NE	Target	Younkers
Fashion Valley Mall	San Diego, CA	Bloomingdale’s	Robinsons-May
Galleria, The	Houston, TX	Borders, Del Frisco,	Lord & Taylor
Kona Grill & Oceanaire
Lake Square Mall	Leesburg, FL	Best Buy	N/A
Mall at Chestnut Hill	Chestnut Hill, MA	Bloomingdale’s	Filene’s
Mall at The Source, The	Westbury, NY	Golf Galaxy	N/A
		Steve & Barry’s	N/A
Mall of Georgia	Buford, GA	Belk	Lord & Taylor
Melbourne Square	Melbourne, FL	Dick’s Sporting Goods	Belk’s
		Circuit City	Belk’s
Menlo Park Mall	Edison, NJ	Steve & Barry’s	Linens’n Things
Orange Park Mall	Jacksonville, FL	Dick’s Sporting Goods	N/A
Smith Haven Mall	Lake Grove, NY	Barnes & Noble	Sterns
Cheesecake Factory
Dick’s Sporting Goods
SouthPark	Charlotte, NC	Neiman Marcus	N/A
Town Center at Aurora Mall	Aurora, CO	Dillard’s	Foley’s (relocated)
Town Center at Boca Raton	Boca Raton, FL	Grand Lux	N/A
Openings Projected in 2007
Aventura Mall	Miami Beach, FL	Nordstrom	Lord & Taylor
Boynton Beach Mall	Boynton Beach, FL	Muvico Theater	Macy’s
Lenox Square	Atlanta, GA	Neiman Marcus expansion and small shop addition	N/A
Northgate Mall	Seattle, WA	Barnes & Noble	N/A
Smith Haven Mall	Lake Grove, NY	Macy’s Furniture	N/A
Square One Mall	Saugus, MA	Dick’s Sporting Goods	N/A

SIMON PROPERTY GROUP
U.S. Regional Mall Property Listing

						Gross Leasable Area
				Legal			Mall &
	Property Name	State	City (Metropolitan area)	Ownership		Anchor	Freestanding		Total
1.	McCain Mall	AR	N. Little Rock	100.0%		554,156	221,849		776,005
2.	University Mall	AR	Little Rock	100.0%		364,992	153,010		518,002
3.	Brea Mall	CA	Brea (Orange County)	100.0%		874,802	443,010		1,317,812
4.	Coddingtown Mall	CA	Santa Rosa	50.0%		547,090	310,020		857,110
5.	Fashion Valley Mall	CA	San Diego	50.0%		1,053,305	654,732		1,708,037
6.	Laguna Hills Mall	CA	Laguna Hills (Orange County)	100.0%		536,500	330,691		867,191
7.	Santa Rosa Plaza	CA	Santa Rosa	100.0%		428,258	270,479		698,737
8.	Shops at Mission Viejo, The	CA	Mission Viejo (Orange County)	100.0%		677,215	472,491		1,149,706
9.	Stanford Shopping Center	CA	Palo Alto (San Francisco)	100.0%		849,153	529,028	(6)	1,378,181
10.	Westminster Mall	CA	Westminster (Orange County)	100.0%		716,939	507,652		1,224,591
11.	Mesa Mall (1)	CO	Grand Junction	50.0%		441,208	443,083		884,291
12.	Town Center at Aurora	CO	Aurora (Denver)	100.0%		496,637	408,095		904,732
13.	Crystal Mall	CT	Waterford (New London-Norwich)	74.6%		442,311	351,693		794,004
14.	Aventura Mall (1)	FL	Miami Beach	33.3%		1,257,638	662,700		1,920,338
15.	Avenues, The	FL	Jacksonville	25.0%	(2)	754,956	361,099		1,116,055
16.	Boynton Beach Mall	FL	Boynton Beach (W. Palm Beach)	100.0%		714,210	301,559		1,015,769
17.	Coral Square	FL	Coral Springs (Miami-Ft. Lauderdale)	97.2%		648,144	296,987		945,131
18.	Cordova Mall	FL	Pensacola	100.0%		395,875	465,599		861,474
19.	Crystal River Mall	FL	Crystal River	100.0%		302,495	121,835		424,330
20.	Dadeland Mall	FL	N. Miami Beach	50.0%		1,132,072	335,568		1,467,640
21.	DeSoto Square	FL	Bradenton (Sarasota-Bradenton)	100.0%		435,467	255,024		690,491
22.	Edison Mall	FL	Fort Myers	100.0%		742,667	296,226		1,038,893
23.	Florida Mall, The	FL	Orlando	50.0%		1,232,416	616,312		1,848,728
24.	Gulf View Square	FL	Port Richey (Tampa-St. Pete)	100.0%		461,852	291,948		753,800
25.	Indian River Mall	FL	Vero Beach	50.0%		445,552	302,738		748,290
26.	Lake Square Mall	FL	Leesburg (Orlando)	50.0%		296,037	264,753		560,790
27.	Melbourne Square	FL	Melbourne	100.0%		371,167	259,007		630,174
28.	Miami International Mall	FL	South Miami	47.8%		778,784	293,586		1,072,370
29.	Orange Park Mall	FL	Orange Park (Jacksonville)	100.0%		528,551	388,958		917,509
30.	Paddock Mall	FL	Ocala	100.0%		387,378	166,825		554,203
31.	Palm Beach Mall	FL	West Palm Beach	100.0%		749,288	335,230		1,084,518
32.	Port Charlotte Town Center	FL	Port Charlotte (Punta Gorda)	80.0%	(3)	458,251	323,979		782,230
33.	Seminole Towne Center	FL	Sanford (Orlando)	45.0%	(2)	768,798	383,683		1,152,481
34.	Shops at Sunset Place, The	FL	Miami	37.5%	(2)	0	506,792		506,792
35.	St. Johns Town Center	FL	Jacksonville	50.0%		650,982	379,212		1,030,194
36.	Town Center at Boca Raton	FL	Boca Raton (W. Palm Beach)	100.0%		1,085,312	492,901		1,578,213
37.	Treasure Coast Square	FL	Jensen Beach (Ft. Pierce)	100.0%		511,372	349,214		860,586
38.	Tyrone Square	FL	St. Petersburg (Tampa-St. Pete)	100.0%		748,269	367,684		1,115,953
39.	University Mall	FL	Pensacola	100.0%		478,449	230,767		709,216
40.	Gwinnett Place	GA	Duluth (Atlanta)	50.0%		843,609	434,711		1,278,320
41.	Lenox Square	GA	Atlanta	100.0%		821,356	655,714	(6)	1,477,070
42.	Mall of Georgia	GA	Mill Creek (Atlanta)	50.0%		1,069,590	716,069		1,785,659
43.	Northlake Mall	GA	Atlanta	100.0%		665,745	296,866		962,611

SIMON PROPERTY GROUP
U.S. Regional Mall Property Listing

						Gross Leasable Area
				Legal			Mall &
	Property Name	State	City (Metropolitan area)	Ownership		Anchor	Freestanding		Total
44.	Phipps Plaza	GA	Atlanta	100.0%		472,385	347,107		819,492
45.	Town Center at Cobb	GA	Kennesaw (Atlanta)	50.0%		866,381	408,283		1,274,664
46.	Lindale Mall(1)	IA	Cedar Rapids	50.0%		305,563	387,825		693,388
47.	NorthPark Mall	IA	Davenport	50.0%		651,533	423,187		1,074,720
48.	Southern Hills Mall(1)	IA	Sioux City	50.0%		372,937	431,709		804,646
49.	SouthRidge Mall(1)	IA	Des Moines	50.0%		497,806	504,332		1,002,138
50.	Alton Square	IL	Alton (St. Louis)	100.0%		426,315	213,142		639,457
51.	Lincolnwood Town Center	IL	Lincolnwood (Chicago)	100.0%		220,830	200,719		421,549
52.	Northfield Square Mall	IL	Bourbonnais (Chicago)	31.6%	(3)	310,994	247,802		558,796
53.	Northwoods Mall	IL	Peoria	100.0%		472,969	218,903		691,872
54.	Orland Square	IL	Orland Park (Chicago)	100.0%		773,295	437,229		1,210,524
55.	River Oaks Center	IL	Calumet City (Chicago)	100.0%		834,588	544,483	(6)	1,379,071
56.	SouthPark Mall	IL	Moline (Davenport-Moline)	50.0%		578,056	448,482		1,026,538
57.	White Oaks Mall	IL	Springfield	77.5%		556,831	380,095		936,926
58.	Castleton Square	IN	Indianapolis	100.0%		1,105,913	353,422		1,459,335
59.	Circle Centre	IN	Indianapolis	14.7%		350,000	432,913	(6)	782,913
60.	College Mall	IN	Bloomington	100.0%		356,887	255,656		612,543
61.	Eastland Mall	IN	Evansville	50.0%		489,144	375,572		864,716
62.	Fashion Mall at Keystone	IN	Indianapolis	100.0%		249,721	430,507	(6)	680,228
63.	Greenwood Park Mall	IN	Greenwood (Indianapolis)	100.0%		909,928	413,053		1,322,981
64.	Lafayette Square	IN	Indianapolis	100.0%		937,223	269,609		1,206,832
65.	Markland Mall	IN	Kokomo	100.0%		273,094	141,558		414,652
66.	Muncie Mall	IN	Muncie	100.0%		435,756	205,946		641,702
67.	Tippecanoe Mall	IN	Lafayette	100.0%		537,790	322,663		860,453
68.	University Park Mall	IN	Mishawaka (South Bend)	60.0%		622,508	320,468		942,976
69.	Washington Square	IN	Indianapolis	100.0%		616,109	352,252		968,361
70.	Towne East Square	KS	Wichita	100.0%		779,490	389,677		1,169,167
71.	Towne West Square	KS	Wichita	100.0%		619,269	332,178		951,447
72.	West Ridge Mall	KS	Topeka	100.0%		716,811	299,856		1,016,667
73.	Prien Lake Mall	LA	Lake Charles	100.0%		644,124	176,139		820,263
74.	Arsenal Mall	MA	Watertown (Boston)	100.0%		191,395	310,602	(6)	501,997
75.	Atrium Mall	MA	Chestnut Hill (Boston)	49.1%		0	206,673		206,673
76.	Auburn Mall	MA	Auburn (Boston)	49.1%		417,620	174,201		591,821
77.	Burlington Mall	MA	Burlington (Boston)	100.0%		836,236	423,123		1,259,359
78.	Cape Cod Mall	MA	Hyannis (Barnstable-Yarmouth)	49.1%		420,199	303,861		724,060
79.	Copley Place	MA	Boston	98.1%		104,332	1,110,199	(6)	1,214,531
80.	Emerald Square	MA	North Attleboro (Providence-Fall River)	49.1%		647,372	375,355		1,022,727
81.	Greendale Mall	MA	Worcester (Boston)	49.1%		132,634	298,750	(6)	431,384
82.	Liberty Tree Mall	MA	Danvers (Boston)	49.1%		498,000	359,552		857,552
83.	Mall at Chestnut Hill	MA	Newton (Boston)	47.2%		297,253	180,979		478,232
84.	Northshore Mall	MA	Peabody (Boston)	49.1%		979,755	688,630		1,668,385
85.	Solomon Pond Mall	MA	Marlborough (Boston)	49.1%		538,843	371,206		910,049
86.	South Shore Plaza	MA	Braintree (Boston)	100.0%		847,603	612,832		1,460,435
87.	Square One Mall	MA	Saugus (Boston)	49.1%		540,101	324,659		864,760
88.	Bowie Town Center	MD	Bowie (Washington, D.C.)	100.0%		357,000	328,670		685,670
89.	St. Charles Towne Center	MD	Waldorf (Washington, D.C.)	100.0%		631,602	349,817		981,419
90.	Bangor Mall	ME	Bangor	66.4%	(5)	416,582	236,923		653,505

						Gross Leasable Area
				Legal			Mall &
	Property Name	State	City (Metropolitan area)	Ownership		Anchor	Freestanding		Total
91.	Maplewood Mall	MN	Minneapolis	100.0%		588,822	341,642		930,464
92.	Miller Hill Mall	MN	Duluth	100.0%		429,508	379,488		808,996
93.	Battlefield Mall	MO	Springfield	100.0%		770,111	420,373		1,190,484
94.	Independence Center	MO	Independence (Kansas City)	100.0%		499,284	523,483		1,022,767
95.	SouthPark	NC	Charlotte	100.0%		964,742	483,832		1,448,574
96.	Crossroads Mall	NE	Omaha	100.0%		405,669	232,839		638,508
97.	Mall at Rockingham Park, The	NH	Salem (Boston)	24.6%		638,111	382,047		1,020,158
98.	Mall of New Hampshire	NH	Manchester (Boston)	49.1%		444,889	363,264		808,153
99.	Pheasant Lane Mall	NH	Nashua (Boston)	(4)		675,759	313,485		989,244
100.	Brunswick Square	NJ	East Brunswick (New York)	100.0%		467,626	302,443		770,069
101.	Livingston Mall	NJ	Livingston (New York)	100.0%		616,128	363,693		979,821
102.	Menlo Park Mall	NJ	Edison (New York)	100.0%		527,591	756,297	(6)	1,283,888
103.	Ocean County Mall	NJ	Toms River (New York)	100.0%		616,443	275,921		892,364
104.	Quaker Bridge Mall	NJ	Lawrenceville	38.0%	(5)	686,760	418,582		1,105,342
105.	Rockaway Townsquare	NJ	Rockaway (New York)	100.0%		786,626	462,618		1,249,244
106.	Cottonwood Mall	NM	Albuquerque	100.0%		631,556	410,195		1,041,751
107.	Forum Shops at Caesars, The	NV	Las Vegas	100.0%		0	635,134		635,134
108.	Chautauqua Mall	NY	Lakewood (Jamestown)	100.0%		213,320	218,349		431,669
109.	Jefferson Valley Mall	NY	Yorktown Heights (New York)	100.0%		310,095	276,137		586,232
110.	Mall at The Source, The	NY	Westbury (New York)	25.5%	(2)	210,798	515,005		725,803
111.	Nanuet Mall	NY	Nanuet (New York)	100.0%		583,711	332,990		916,701
112.	Roosevelt Field	NY	Garden City (New York)	100.0%		1,430,425	758,507	(6)	2,188,932
113.	Smith Haven Mall	NY	Lake Grove (New York)	25.0%		666,283	414,833		1,081,116
114.	Walt Whitman Mall	NY	Huntington Station (New York)	100.0%		742,214	292,606		1,034,820
115.	Westchester, The	NY	White Plains (New York)	40.0%		349,393	478,337	(6)	827,730
116.	Great Lakes Mall	OH	Mentor (Cleveland)	100.0%		879,300	388,720		1,268,020
117.	Lima Mall	OH	Lima	100.0%		541,861	204,090		745,951
118.	Richmond Town Square	OH	Richmond Heights (Cleveland)	100.0%		685,251	331,713		1,016,964
119.	Southern Park Mall	OH	Boardman (Youngstown)	100.0%		811,858	383,412		1,195,270
120.	Summit Mall	OH	Akron	100.0%		432,936	330,513		763,449
121.	Upper Valley Mall	OH	Springfield (Dayton-Springfield)	100.0%		479,418	263,011		742,429
122.	Penn Square Mall	OK	Oklahoma City	94.5%		588,137	444,030		1,032,167
123.	Woodland Hills Mall	OK	Tulsa	94.5%		709,447	382,755		1,092,202
124.	Century III Mall	PA	West Mifflin (Pittsburgh)	100.0%		831,439	459,265	(6)	1,290,704
125.	Granite Run Mall	PA	Media (Philadelphia)	50.0%		500,809	545,697		1,046,506
126.	King of Prussia Mall	PA	King of Prussia (Philadelphia)	12.4%	(5)	1,545,812	1,064,661	(6)	2,610,473
127.	Lehigh Valley Mall	PA	Whitehall (Allentown-Bethlehem)	37.6%	(5)	564,353	484,090	(6)	1,048,443
128.	Montgomery Mall	PA	Montgomeryville (Philadelphia)	53.5%	(5)	684,855	434,876		1,119,731
129.	Oxford Valley Mall	PA	Langhorne (Philadelphia)	63.2%	(5)	762,558	559,976	(6)	1,322,534

						Gross Leasable Area
				Legal			Mall &
	Property Name	State	City (Metropolitan area)	Ownership		Anchor	Freestanding		Total
130.	Ross Park Mall	PA	Pittsburgh	100.0%		827,015	406,458		1,233,473
131.	South Hills Village	PA	Pittsburgh	100.0%		655,987	486,626		1,142,613
132.	Springfield Mall	PA	Springfield (Philadelphia)	38.0%	(5)	367,176	221,484		588,660
133.	Plaza Carolina	PR	Carolina (San Juan)	100.0%		504,796	608,908	(6)	1,113,704
134.	Anderson Mall	SC	Anderson (Greenville)	100.0%		404,394	230,472		634,866
135.	Haywood Mall	SC	Greenville	100.0%		902,400	327,710		1,230,110
136.	Empire Mall(1)	SD	Sioux Falls	50.0%		497,341	549,433		1,046,774
137.	Rushmore Mall(1)	SD	Rapid City	50.0%		470,660	360,123		830,783
138.	Knoxville Center	TN	Knoxville	100.0%		597,028	383,991		981,019
139.	Oak Court Mall	TN	Memphis	100.0%		532,817	315,009	(6)	847,826
140.	Raleigh Springs Mall	TN	Memphis	100.0%		691,230	226,173		917,403
141.	West Town Mall	TN	Knoxville	50.0%		878,311	446,545		1,324,856
142.	Wolfchase Galleria	TN	Memphis	94.5%		761,648	505,776		1,267,424
143.	Barton Creek Square	TX	Austin	100.0%		922,266	507,902		1,430,168
144.	Broadway Square	TX	Tyler	100.0%		427,730	192,579		620,309
145.	Cielo Vista Mall	TX	El Paso	100.0%		793,716	445,458		1,239,174
146.	Firewheel Town Center	TX	Garland	100.0%		298,857	485,051		783,908
147.	Galleria, The	TX	Houston	31.5%		1,164,982	1,093,584		2,258,566
148.	Highland Mall(1)	TX	Austin	50.0%		732,000	359,749		1,091,749
149.	Ingram Park Mall	TX	San Antonio	100.0%		751,704	378,280		1,129,984
150.	Irving Mall	TX	Irving (Dallas-Ft. Worth)	100.0%		637,415	406,604		1,044,019
151.	La Plaza Mall	TX	McAllen	100.0%		776,397	426,769		1,203,166
152.	Lakeline Mall	TX	Austin	100.0%		745,179	355,629		1,100,808
153.	Longview Mall	TX	Longview	100.0%		402,843	209,932		612,775
154.	Midland Park Mall	TX	Midland	100.0%		339,113	278,861		617,974
155.	North East Mall	TX	Hurst (Dallas-Ft. Worth)	100.0%		1,194,589	467,785		1,662,374
156.	Richardson Square Mall	TX	Richardson (Dallas-Ft. Worth)	100.0%		460,055	284,171		744,226
157.	Rolling Oaks Mall	TX	San Antonio	100.0%		596,984	286,261		883,245
158.	Sunland Park Mall	TX	El Paso	100.0%		575,837	342,410		918,247
159.	Valle Vista Mall	TX	Harlingen	100.0%		389,781	265,767		655,548
160.	Trolley Square	UT	Salt Lake City	90.0%		0	224,987		224,987
161.	Apple Blossom Mall	VA	Winchester	49.1%		229,011	213,457		442,468
162.	Charlottesville Fashion Square	VA	Charlottesville	100.0%		381,153	190,645		571,798
163.	Chesapeake Square	VA	Chesapeake (Norfolk-VA Beach)	75.0%	(3)	534,760	272,092		806,852
164.	Fashion Centre at Pentagon City, The	VA	Arlington (Washington, DC)	42.5%		472,729	517,230	(6)	989,959
165.	Valley Mall	VA	Harrisonburg	50.0%		315,078	194,124		509,202
166.	Virginia Center Commons	VA	Glen Allen (Richmond)	100.0%		506,639	281,597		788,236
167.	Columbia Center	WA	Kennewick	100.0%		408,052	333,700		741,752
168.	Northgate Mall	WA	Seattle	100.0%		688,391	295,417		983,808
169.	Tacoma Mall	WA	Tacoma	100.0%		924,045	404,895		1,328,940
170.	Bay Park Square	WI	Green Bay	100.0%		447,508	268,196		715,704
171.	Forest Mall	WI	Fond Du Lac	100.0%		327,260	173,418		500,678
	Total Regional Mall GLA					101,368,400	65,024,345		166,392,745

FOOTNOTES:

(1)        This Property is managed by a third party.

(2)        The Operating Partnership’s direct and indirect interests in some of the Properties held as joint venture interests are subject to preferences on distributions in favor of other partners or the Operating Partnership.

(3)        The Operating Partnership receives substantially all the economic benefit of the Property due to a preference or advance.

(4)        The Operating Partnership owns a mortgage note that encumbers Pheasant Lane Mall that entitles it to 100% of the economics of this Property.

(5)        The Company’s indirect ownership interest is through an approximately 76% ownership interest in Kravco Simon Investments or an affiliate of Kravco Simon Investments.

(6)        Mall & Freestanding GLA includes office space as follows:

Arsenal Mall—105,807 sq. ft.
Century III Mall—35,909 sq. ft.
Circle Centre Mall—9,123 sq. ft.
Copley Place—839,022 sq. ft.
Fashion Centre at Pentagon City, The—169,089 sq. ft.
Fashion Mall at Keystone—10,927 sq. ft.
Greendale Mall—119,860 sq. ft.
King of Prussia Mall—13,696 sq. ft.
Lehigh Valley Mall—11,754 sq. ft.
Lenox Square—2,674 sq. ft.
Menlo Park Mall—50,285 sq. ft.
Oak Court Mall—126,228 sq. ft.
Oxford Valley Mall—110,985 sq. ft.
Plaza Carolina—28,072 sq. ft.
River Oaks Center—118,219 sq. ft.
Roosevelt Field—1,610 sq. ft.
Stanford Shopping Center—5,748 sq. ft.
The Westchester—820 sq. ft.

SIMON PROPERTY GROUP
U.S. Premium Outlet Centers Operational Information
As of December 31, 2005
Unaudited
(In thousands, except as noted)

	As of or for the Twelve Months Ended December 31,
	2005	2004
Total Number of U.S. Premium Outlet Centers	33	31
Total U.S. Premium Outlet Centers GLA (in millions of square feet)	12.6	11.6
Occupancy(1)	99.6%	99.3%
Comparable sales per square foot(1)	$444	$412
Average base rent per square foot(1)	$23.16	$21.85

Average Base Rent Per Square Foot(1)	Total Center	% Change
12/31/05	$23.16	6.0%
12/31/04	21.85	7.3%
12/31/03	20.36	n/a

Leasing Activity During the Period(1):

	Average Base Rent(2)		Amount of Change
	Lease Signings	Store Closings/ Lease Expirations	(Referred to as “Leasing Spread”)
2005	$26.48	$21.91	$4.57	20.9%
2004	22.78	20.02	2.76	13.8%
2003	25.41	22.62	2.79	12.3%

(1)          For all owned gross leasable area.

(2)          Represents the average base rent for tenants who signed leases compared to the average base rent in effect for tenants whose leases terminated or expired in the same space.

SIMON PROPERTY GROUP
U.S. Premium Outlet Centers Lease Expirations(1)
As of December 31, 2005

Year	Number of Leases Expiring	Square Feet	Weighted Avg. Base Rent per Square Foot at 12/31/05
2006	310	964,513	$20.08
2007	402	1,502,935	$21.68
2008	400	1,609,304	$24.12
2009	379	1,610,990	$22.20
2010	505	2,240,558	$22.84
2011	263	1,232,511	$22.00
2012	184	786,442	$26.95
2013	199	870,799	$24.98
2014	184	635,709	$27.91
2015	199	665,818	$30.59
2016 and Thereafter	112	449,676	$24.61

(1)          Does not consider the impact of options to renew that may be contained in leases.

SIMON PROPERTY GROUP
U.S. Premium Outlet Centers Top Tenants
As of December 31, 2005
(Square Feet in 000’s)

(Sorted by percentage of total Simon Group base minimum rent)

Tenant	Number of Stores	Square Feet	Percent of Total Simon Group Sq. Ft.	Percent of Total Simon Group Base Min. Rent
Phillips—Van Heusen Corporation	154	734	0.4%	0.7%
Jones Retail Corporation	143	489	0.2%	0.5%
The GAP, Inc.	60	543	0.3%	0.3%
Retail Brand Alliance, Inc.	57	356	0.2%	0.3%
Brown Group Retail, Inc.	61	262	0.1%	0.3%
Nike Retail Services, Inc	34	352	0.2%	0.3%
LCI Holdings, Inc.	52	379	0.2%	0.2%
VF Outlet	53	316	0.2%	0.2%
Tommy Hilfiger Retail, LLC	34	205	0.1%	0.2%
The Dress Barn	34	233	0.1%	0.2%

SIMON PROPERTY GROUP
U.S. Premium Outlet Centers Property Listing

	Property Name	State	City (Metropolitan area)	Legal Ownership	Total Gross Leasable Area
1.	Camarillo Premium Outlets	CA	Camarillo (Los Angeles)	100.0%	454,070
2.	Carlsbad Premium Outlets	CA	Carlsbad	100.0%	287,936
3.	Desert Hills Premium Outlets	CA	Cabazon (Palm Springs-Los Angeles)	100.0%	498,516
4.	Folsom Premium Outlets	CA	Folsom (Sacramento)	100.0%	299,270
5.	Gilroy Premium Outlets	CA	Gilroy (San Jose)	100.0%	577,295
6.	Napa Premium Outlets	CA	Napa (Napa Valley)	100.0%	179,348
7.	Petaluma Village Premium Outlets	CA	Petaluma (San Francisco)	100.0%	195,837
8.	Vacaville Premium Outlets	CA	Vacaville	100.0%	444,212
9.	Clinton Crossing Premium Outlets	CT	Clinton (Hartford)	100.0%	272,351
10.	Orlando Premium Outlets	FL	Orlando	100.0%	435,813
11.	St. Augustine Premium Outlets	FL	St. Augustine (Jacksonsville)	100.0%	329,003
12.	North Georgia Premium Outlets	GA	Dawsonville (Atlanta)	100.0%	539,757
13.	Waikele Premium Outlets	HI	Waipahu (Honolulu)	100.0%	209,846
14.	Chicago Premium Outlets	IL	Aurora (Chicago)	100.0%	437,800
15.	Edinburgh Premium Outlets	IN	Edinburgh (Indianapolis)	100.0%	371,117
16.	Lighthouse Place Premium Outlets	IN	Michigan City (Chicago)	100.0%	472,489
17.	Wrentham Village Premium Outlets	MA	Wrentham (Boston)	100.0%	600,613
18.	Kittery Premium Outlets	ME	Kittery (Boston)	100.0%	150,564
19.	Albertville Premium Outlets	MN	Albertville (Minneapolis/St. Paul)	100.0%	429,534
20.	Osage Beach Premium Outlets	MO	Osage Beach	100.0%	391,381
21.	Carolina Premium Outlets	NC	Smithfield (Raleigh-Durham-Chapel Hill)	100.0%	439,398
22.	Liberty Village Premium Outlets	NJ	Flemington (New York-Philadelphia)	100.0%	173,645
23.	Jackson Premium Outlets	NJ	Jackson	100.0%	285,552
24.	Las Vegas Premium Outlets	NV	Las Vegas	100.0%	434,978
25.	Waterloo Premium Outlets	NY	Waterloo	100.0%	417,519
26.	Woodbury Common Premium Outlets	NY	Central Valley (New York City)	100.0%	844,488
27.	Aurora Farms Premium Outlets	OH	Aurora (Cleveland)	100.0%	300,181
28.	Columbia Gorge Premium Outlets	OR	Troutdale (Portland-Vancouver)	100.0%	163,815
29.	The Crossings Premium Outlets	PA	Tannersville	100.0%	411,391
30.	Allen Premium Outlets	TX	Allen (Dallas)	100.0%	413,492
31.	Leesburg Corner Premium Outlets	VA	Leesburg (Washington DC)	100.0%	463,288
32.	Seattle Premium Outlets	WA	Seattle	100.0%	381,154
33.	Johnson Creek Premium Outlets	WI	Johnson Creek	100.0%	277,585
	Total U.S. Premium Outlet Centers GLA				12,583,238

SIMON PROPERTY GROUP
U.S. Community/Lifestyle Centers Operational Information
As of December 31, 2005
Unaudited
(In thousands, except as noted)

	As of or for the Twelve Months Ended December 31,
	2005	2004
Total Number of Community/Lifestyle Centers	71	71
Total Community/Lifestyle Center GLA (in millions of square feet)	19.4	18.7
Occupancy(1)
Consolidated Assets	89.5%	90.5%
Unconsolidated Assets	96.1%	94.7%
Total Portfolio	91.6%	91.9%
Comparable sales per square foot(1)
Consolidated Assets	$228	$222
Unconsolidated Assets	$204	$200
Total Portfolio	$220	$215
Average rent per square foot(1)
Consolidated Assets	$11.70	$11.12
Unconsolidated Assets	$10.81	$10.49
Total Portfolio	$11.41	$10.91

Average Base Rent Per Square Foot(1)

	Total Center	% Change
12/31/05	$11.41	4.6%
12/31/04	10.91	3.0%
12/31/03	10.59	4.6%
12/31/02	10.12	3.0%
12/31/01	9.83	5.0%

Leasing Activity During the Period(1):

	Average Base Rent(2)		Amount of Change
	Lease Signings	Store Closings/ Lease Expirations	(Referred to as “Leasing Spread”)
2005	$15.89	$11.44	$4.45	38.9%
2004	12.01	11.16	0.85	7.6%
2003	12.38	10.48	1.90	18.1%
2002	10.19	8.39	1.80	21.5%
2001	12.79	9.30	3.49	37.5%

(1)          For all owned gross leasable area.

(2)          Represents the average base rent in effect during the period for those tenants who signed leases as compared to the average base rent in effect during the period for those tenants whose leases terminated or expired.

SIMON PROPERTY GROUP
U.S. Community/Lifestyle Centers Lease Expirations(1)
As of December 31, 2005

Year	Number of Leases Expiring	Square Feet	Avg. Base Rent per Square Foot at 12/31/05
Mall Stores & Freestanding
Month to Month Leases	28	56,375	$14.41
2006	192	450,083	$15.80
2007	178	657,016	$13.66
2008	202	765,767	$14.10
2009	139	522,368	$14.11
2010	213	898,432	$16.55
2011	98	486,766	$14.82
2012	28	135,358	$16.35
2013	17	106,822	$13.76
2014	32	200,218	$18.06
2015	56	304,443	$19.36
2016	10	47,341	$21.58
2017 and Thereafter	19	132,174	$17.96
Specialty Leasing Agreements w/terms in excess of 12 months	2	65,701	$0.75
Anchor Tenants
Month to Month Leases	1	13,000	$6.30
2006	11	372,942	$6.87
2007	15	524,396	$5.67
2008	16	415,757	$9.95
2009	24	806,459	$7.58
2010	24	781,837	$11.74
2011	14	603,308	$6.77
2012	8	350,244	$8.85
2013	14	450,381	$7.65
2014	11	438,088	$9.32
2015	17	591,300	$11.24
2016	16	602,692	$9.22
2017 and Thereafter	50	2,459,440	$9.80
Specialty Leasing Agreements w/terms in excess of 12 months	3	16,750	$3.12

(1)          Does not consider the impact of options to renew that may be contained in leases.

SIMON PROPERTY GROUP
U.S. Community/Lifestyle Centers Top Tenants
As of December 31, 2005
(Square Feet in 000’s)

(Sorted by percentage of total Simon Group square footage)(1)

Tenant	Number of Stores	Square Feet	Percent of Total Simon Group Sq. Ft.	Percent of Total Simon Group Base Min. Rent
Target Corporation	11	1,382	0.7%	0.0%
Wal-Mart Stores, Inc.	9	1,009	0.5%	0.0%
Kohl’s Department Stores, Inc.	10	913	0.5%	0.2%
Best Buy Company, Inc.	17	708	0.4%	0.3%
TJX Companies, Inc.	22	665	0.3%	0.2%
Burlington Coat Factory	7	496	0.2%	0.1%
Sears Roebuck & Co.	2	450	0.2%	0.1%
Bed Bath & Beyond, Inc.	11	328	0.2%	0.1%
Office Max, Inc.	12	316	0.2%	0.1%
KMart Corporation	3	298	0.1%	0.1%

(1)          Includes space leased and owned by the anchor.

SIMON PROPERTY GROUP
U.S. Community/Lifestyle Centers Property Listing

						Gross Leaseable Area
	Property Name	State	City (Metropolitan area)	Legal Ownership		Anchor	Mall & Freestanding	Total
1.	Plaza at Buckland Hills, The	CT	Manchester	35.0	%(2)	252,179	82,834	335,013
2.	Gaitway Plaza	FL	Ocala	23.3	%(2)	123,027	85,713	208,740
3.	Highland Lakes Center	FL	Orlando	100.0%		352,277	140,862	493,139
4.	Indian River Commons	FL	Vero Beach	50.0%		233,358	27,510	260,868
5.	Royal Eagle Plaza	FL	Coral Springs (Miami-Ft Lauderale)	35.0	%(2)	124,479	77,593	202,072
6.	Terrace at the Florida Mall	FL	Orlando	100.0%		281,252	47,531	328,783
7.	Waterford Lakes Town Center	FL	Orlando	100.0%		622,244	329,427	951,671
8.	West Town Corners	FL	Altamonte Springs	23.3	%(2)	263,782	121,455	385,237
9.	Westland Park Plaza	FL	Orange Park	23.3	%(2)	123,548	39,606	163,154
10.	Mall of Georgia Crossing	GA	Mill Creek (Atlanta)	100.0%		341,503	99,109	440,612
11.	Bloomingdale Court	IL	Bloomingdale	100.0%		417,513	160,769	578,282
12.	Countryside Plaza	IL	Countryside	100.0%		308,489	116,525	425,014
13.	Crystal Court	IL	Crystal Lake	35.0	%(2)	201,993	76,977	278,970
14.	Forest Plaza	IL	Rockford	100.0%		325,170	100,587	425,757
15.	Lake Plaza	IL	Waukegan	100.0%		170,789	44,673	215,462
16.	Lake View Plaza	IL	Orland Park (Chicago)	100.0%		261,810	109,022	370,832
17.	Lincoln Crossing	IL	O’Fallon	100.0%		229,820	13,446	243,266
18.	Matteson Plaza	IL	Matteson	100.0%		230,959	40,070	271,029
19.	North Ridge Plaza	IL	Joliet	100.0%		190,323	114,747	305,070
20.	White Oaks Plaza	IL	Springfield	100.0%		275,703	115,723	391,426
21.	Willow Knolls Court	IL	Peoria	35.0	%(2)	309,440	72,937	382,377
22.	Brightwood Plaza	IN	Indianapolis	100.0%		0	38,493	38,493
23.	Clay Terrace	IN	Carmel (Indianapolis)	50.0%		161,281	336,167	497,448
24.	Eastland Convenience Center	IN	Evansville	50.0%		126,699	48,940	175,639
25.	Greenwood Plus	IN	Greenwood	100.0%		134,141	15,146	149,287
26.	Griffith Park Plaza	IN	Griffith	100.0%		175,595	88,455	264,050
27.	Keystone Shoppes	IN	Indianapolis	100.0%		0	29,140	29,140
28.	Markland Plaza	IN	Kokomo	100.0%		49,051	41,476	90,527
29.	Muncie Plaza	IN	Muncie	100.0%		271,626	27,195	298,821
30.	New Castle Plaza	IN	New Castle	100.0%		24,912	66,736	91,648
31.	Northwood Plaza	IN	Fort Wayne	100.0%		136,404	71,841	208,245
32.	Teal Plaza	IN	Lafayette	100.0%		98,337	2,750	101,087
33.	Tippecanoe Plaza	IN	Lafayette	100.0%		85,811	4,711	90,522
34.	University Center	IN	Mishawaka	60.0%		98,264	46,177	144,441
35.	Village Park Plaza	IN	Carmel (Indianapolis)	35.0	%(2)	430,368	112,419	542,787
36.	Wabash Village	IN	West Lafayette	100.0%		109,388	15,148	124,536
37.	Washington Plaza	IN	Indianapolis	100.0%		21,500	28,607	50,107
38.	West Ridge Plaza	KS	Topeka	100.0%		182,161	59,226	241,387
39.	Park Plaza	KY	Hopkinsville	100.0%		82,398	32,626	115,024
40.	St. Charles Towne Plaza	MD	Waldorf (Washington, D.C.)	100.0%		285,716	118,008	403,724
41.	Regency Plaza	MO	St. Charles	100.0%		210,627	76,846	287,473
42.	Ridgewood Court	MS	Jackson	35.0	%(2)	185,939	54,723	240,662
43.	Dare Centre	NC	Kill Devil Hills	100.0%		127,172	41,473	168,645
44.	MacGregor Village	NC	Cary	100.0%		0	143,476	143,476
45.	North Ridge Shopping Center	NC	Raleigh	100.0%		43,247	123,214	166,461
46.	Rockaway Convenience Center	NJ	Rockaway (New York)	100.0%		44,518	104,393	148,911
47.	Rockaway Plaza	NJ	Rockaway (New York)	100.0%		407,303	51,476	458,779
48.	Cobblestone Court	NY	Victor	35.0	%(2)	206,680	58,819	265,499

						Gross Leasable Area
	Property Name	State	City (Metropolitan area)	Legal Ownership		Anchor	Mall & Freestanding	Total
49.	Boardman Plaza	OH	Youngstown	100.0%		365,834	240,264	606,098
50.	Great Lakes Plaza	OH	Mentor (Cleveland)	100.0%		142,229	21,875	164,104
51.	Lima Center	OH	Lima	100.0%		189,584	47,294	236,878
52.	Northland Plaza	OH	Columbus	100.0%		118,304	91,230	209,534
53.	Eastland Plaza	OK	Tulsa	100.0%		152,451	33,695	186,146
54.	DeKalb Plaza	PA	King of Prussia	50.3	%(3)	81,368	20,345	101,713
55.	Great Northeast Plaza	PA	Philadelphia	50.0%		237,151	57,600	294,751
56.	Henderson Square	PA	King of Prussia	76.0	%(3)	72,683	34,661	107,344
57.	Lincoln Plaza	PA	King of Prussia	63.2	%(3)	143,649	123,582	267,231
58.	Whitehall Mall	PA	Whitehall	38.0	%(3)	436,920	148,163	585,083
59.	Charles Towne Square	SC	Charleston	100.0%		71,794	0	71,794
60.	Empire East (1)	SD	Sioux Falls	50.0%		248,181	48,580	296,761
61.	Knoxville Commons	TN	Knoxville	100.0%		91,483	88,980	180,463
62.	Arboretum at Great Hills	TX	Austin	100.0%		35,773	169,293	205,066
63.	Celina Plaza	TX	El Paso	100.0%		0	8,695	8,695
64.	Gateway Shopping Centers	TX	Austin	95.0%		396,494	115,825	512,319
65.	Ingram Plaza	TX	San Antonio	100.0%		0	111,518	111,518
66.	Lakeline Plaza	TX	Austin	100.0%		307,966	79,497	387,463
67.	Shops at North East Mall, The	TX	Hurst	100.0%		265,595	99,097	364,692
68.	Wolf Ranch	TX	Georgetown (Austin)	100.0%		395,077	223,070	618,147
69.	Chesapeake Center	VA	Chesapeake	100.0%		213,651	92,284	305,935
70.	Fairfax Court	VA	Fairfax	26.3	%(2)	169,043	80,615	249,658
71.	Martinsville Plaza	VA	Martinsville	100.0%		60,000	42,105	102,105
	Total Community/Lifestyle Center GLA					13,534,026	5,833,065	19,367,091

FOOTNOTES:

(1)             This Property is managed by a third party.

(2)             Outside partner receives substantially all of the economic benefit due to a partner preference.

(3)             The Company’s indirect ownership interest is through an approximately 76% ownership interest in Kravco Simon Investments.

SIMON PROPERTY GROUP

International Operational Information(1)

As of December 31, 2005

Unaudited

(In thousands, except as noted)

	As of or for the Twelve Months Ended December 31,
	2005	2004
International Premium Outlets (Japan)
Total Number of Premium Outlets	5	4
Total GLA (in millions of square feet)	1.3	1.1
Occupancy	100%	100%
Comparable sales per square foot(2)	$828	$821
Average base rent per square foot(2)	$40.56	$40.32
European Shopping Centers
Total Number of Shopping Centers	51	51
Total GLA (in millions of square feet)	11.1	10.9
Occupancy	98.4%	96.0%
Comparable sales per square foot(3)	$450	$526
Average rent per square foot(3)	$30.47	$34.11

(1)          Does not include Premium Outlets Punta Norte in Mexico.

(2)          Based upon a conversion factor of 110.5 yen to 1 U.S. dollar at December 31, 2005 and 108.2 yen to 1 U.S. dollar at December 31, 2004.

(3)          Based upon a conversion factor of 1.1845 euros to 1 U.S. dollar at December 31, 2005 and 1.3644 euros to 1 U.S. dollar at December 31, 2004.

SIMON PROPERTY GROUP

International Property Listing

			SPG		Gross Leasable Area(1)
			Effective		Hypermarket/	Mall &
	Property Name	City (Metropolitan area)	Ownership(5)		Anchor(4)	Freestanding	Total
	FRANCE
1.	Bay 2	Torcy (Paris)	34.7%		132,400	408,900	541,300
2.	Bay 1	Torcy (Paris)	34.7%		—	336,300	336,300
3.	Bel’Est	Bagnolet (Paris)	12.1%		150,700	63,000	213,700
4.	Villabé A6	Villabé (Paris)	5.2%		102,300	104,500	206,800
	Subtotal France				385,400	912,700	1,298,100
	ITALY
	Ancona:
5.	Ancona	Ancona	49.0	%(3)	82,900	82,300	165,200
6.	Senigallia	Senigallia (Ancona)	49.0%		41,200	41,600	82,800
	Ascoli Piceno:
7.	Grottammare	Grottammare (Ascoli Piceno)	49.0%		38,900	55,900	94,800
8.	Porto Sant’Elpidio	Porto Sant’Elpidio (Ascoli Piceno)	49.0%		48,000	114,300	162,300
	Bari:
9.	Casamassima	Casamassima (Bari)	49.0%		159,000	388,800	547,800
10.	Modugno(5)	Modugno (Bari)	49.0%		96,900	46,600	143,500
	Bergamo:
11.	Bergamo	Bergamo	49.0	%(3)	103,000	16,900	119,900
	Brescia:
12.	Concesio	Concesio (Brescia)	49.0	%(3)	89,900	27,600	117,500
13.	Mazzano	Mazzano (Brescia)	49.0	%(2)	103,300	127,400	230,700
	Brindisi:
14.	Mesagne	Mesagne (Brindisi)	49.0%		88,000	140,600	228,600
	Cagliari:
15.	Marconi	Marconi (Cagliari)	49.0	%(3)	83,500	109,900	193,400
16.	Santa Gilla	Santa Gilla (Cagliari)	49.0	%(2)	75,900	114,800	190,700
	Catania:
17.	La Rena	La Rena (Catania)	49.0%		124,100	22,100	146,200
18.	Misterbianco	Misterbianco (Catania)	49.0	%(3)	83,300	16,000	99,300
	Lecco:
19.	Merate	Merate (Lecco)	49.0%		73,500	88,500	162,000
	Milan (Milano):
20.	Cesano Boscone	Cescano Boscone (Milano)	49.0%		163,800	120,100	283,900
21.	Nerviano	Nerviano (Milano)	49.0	%(3)	83,800	27,800	111,600
22.	Rescaldina	Rescaldina (Milano)	49.0%		165,100	212,000	377,100
23.	Vimodrone	Vimodrone (Milano)	49.0%		110,400	80,200	190,600
	Naples (Napoli):
24.	Pompei	Pompei (Napoli)	49.0%		74,300	17,100	91,400
25.	Mugnano di Napoli	Mugnano (Napoli)	49.0	%(3)	98,000	94,900	192,900
	Olbia:
26.	Olbia	Olbia	49.0	%(3)	49,000	48,800	97,800
	Padova:
27.	Padova	Padova	49.0%		73,300	32,500	105,800

			SPG		Gross Leasable Area(1)
			Effective		Hypermarket/	Mall &
	Property Name	City (Metropolitan area)	Ownership(5)		Anchor(4)	Freestanding	Total
	Palermo:
28.	Palermo	Palermo	49.0%		73,100	9,800	82,900
	Pesaro:
29.	Fano	Fano (Pesaro)	49.0%		56,300	56,000	112,300
	Pescara:
30.	Cepagatti	Cepagatti (Pescara)	49.0%		80,200	189,600	269,800
31.	Pescara	Pescara	49.0%		96,300	65,200	161,500
	Piacenza:
32.	San Rocco al Porto	San Rocco al Porto (Piacenza)	49.0%		104,500	74,700	179,200
	Rome (Roma):
33.	Casalbertone	Roma	49.0	%(3)	62,700	84,900	147,600
34.	Collatina	Collatina (Roma)	49.0%		59,500	4,100	63,600
	Sassari:
35.	Centro Azuni	Sassari	49.0	%(3)	—	35,600	35,600
36.	Predda Niedda	Predda Niedda (Sassari)	49.0	%(2)	79,500	154,200	233,700
	Taranto:
37.	Taranto	Taranto	49.0%		75,200	126,500	201,700
	Turin (Torino):
38.	Cuneo	Cuneo (Torino)	49.0%		80,700	201,500	282,200
39.	Rivoli	Rivoli (Torino)	49.0	%(3)	61,800	32,300	94,100
40.	Torino	Torino	49.0%		105,100	66,700	171,800
41.	Venaria	Venaria (Torino)	49.0%		101,600	64,000	165,600
	Venice (Venezia):
42.	Venezia–Mestre	Mestre (Venezia)	49.0%		114,100	132,600	246,700
	Verona:
43.	Bussolengo	Bussolengo (Verona)	49.0	%(3)	89,300	75,300	164,600
	Vicenza:
44.	Vicenza	Vicenza	49.0%		78,400	20,100	98,500
	Subtotal Italy				3,427,400	3,419,800	6,847,200
	POLAND
45.	Arkadia Shopping Center	Warsaw	34.7%		202,100	902,200	1,104,300
46.	Borek Shopping Center	Wroclaw	34.7%		119,900	129,300	249,200
47.	Dabrowka Shopping Center	Katowice	34.7%		121,000	172,900	293,900
48.	Turzyn Shopping Center	Szczecin	34.7%		87,200	121,900	209,100
49.	Wilenska Station Shopping Center	Warsaw	34.7%		92,700	215,900	308,600
50.	Zakopianka Shopping Center	Krakow	34.7%		120,200	425,400	545,600
	Subtotal Poland				743,100	1,967,600	2,710,700
	PORTUGAL
51.	Minho Center	Braga (Porto)	34.7	%(3)	120,000	101,600	221,600
					120,000	101,600	221,600
	JAPAN
52.	Gotemba Premium Outlets	Gotemba City (Tokyo)	40.0%		—	390,000	390,000
53.	Rinku Premium Outlets	Izumisano (Osaka)	40.0%		—	321,000	321,000
54.	Sano Premium Outlets	Sano (Tokyo)	40.0%		—	229,000	229,000
55.	Toki Premium Outlets	Toki (Nagoya)	40.0%		—	178,000	178,000
56.	Tosu Premium Outlets	Fukuoka (Kyushu)	40.0%		—	187,000	187,000
	Subtotal Japan				—	1,305,000	1,305,000

			SPG	Gross Leasable Area(1)
			Effective	Hypermarket/	Mall &
	Property Name	City (Metropolitan area)	Ownership(5)	Anchor(4)	Freestanding	Total
	MEXICO
57.	Premium Outlets Punta Norte	Mexico City	50.0%	—	232,000	232,000
	Subtotal Mexico			—	232,000	232,000
	TOTAL INTERNATIONAL ASSETS			4,675,900	7,938,700	12,614,600

FOOTNOTES:

(1)             All gross leasable area listed in square feet.

(2)             This property is held partially in fee and partially encumbered by a leasehold on the premise which entitles the lessor to the majority of the economics of the portion of the property subject to the leasehold.

(3)             This property is encumbered by a leasehold on the entire premises which entitles the lessor the majority of the economics of the property.

(4)             Represents the sales area of the anchor and excludes any warehouse/storage areas.

(5)             We own our interest in the assets in France, Portugal and Poland through our shareholdings in European Retail Enterprises B.V. Our interest in the Italian assets is owned through Galleria Commerciali Italia S.p.A., while our interest in the assets in Japan is owned through Chelsea Japan Co., Ltd. We own our interest in Mexico through Fideicomiso Trust No. F/315-5.

SIMON PROPERTY GROUP
Capital Expenditures in the U.S. Portfolio
For the Twelve Months Ended December 31, 2005
(In millions)

		Unconsolidated Entities
			Simon
	Consolidated		Group’s
	Properties	Total	Share
New development projects(1)	$309.1	$94.8	$46.7
Redevelopment projects with incremental
GLA and/or Anchor Replacement	203.5	42.2	16.3
Renovations with no incremental GLA	47.9	5.1	1.3
Tenant allowances:
Retail	56.9	27.3	12.0
Office	15.5	—	—
Operational capital expenditures at properties:
CAM expenditures(2)	59.9	21.0	8.0
Non-CAM expenditures	18.6	9.0	3.9
Totals	$711.4	$199.4	$88.2
Plus (Less): Conversion from accrual to cash basis	15.0	(13.0)
Capital expenditures(3)	$726.4	$186.4

(1)          Includes $33 million relating to Simon’s new headquarters.

(2)          Expenditure included in the pool of expenses allocated to tenants as common area maintenance or CAM.

(3)          Agrees with the line item “Capital expenditures” on the Combined Statements of Cash Flows for the consolidated properties. No statement of cash flows is prepared for the joint venture properties as this is not required by the SEC or GAAP; however, the above reconciliation was completed in the same manner as the reconciliation for the consolidated properties.

SIMON PROPERTY GROUP
U.S. Development Activity Report*
Project Overview, Construction-in-Progress and Land Held for Development
As of December 31, 2005

								Construction-in-Progress
									Unconsolidated Entities
		The				The
		Company’s		Projected	Projected	Company’s	Stabilized			The
		Ownership		Gross Cost(1)	Net Cost	Share of	Rate of	Consolidated		Company’s
Property/Location	Project Description	Percentage	Opening	(in millions)	(in millions)	Net Cost	Return	Properties	Total	Share
New Development Projects:
Coconut Point Estero/Bonita Springs, FL	1.2 million square foot open-air shopping complex with a village component anchored by Dillard’s, Muvico Theatres, and Barnes & Noble and a community center component anchored by Bed Bath & Beyond, Best Buy, Cost Plus World Market, DSW, Office Max, Old Navy, Party City, PetsMart, Pier One Imports, Ross Dress for Less, Sports Authority, T.J. Maxx, Ulta Cosmetics	50%	4/06 (Comm Ctr) 11/06 (All other)	$281	$213	$107	10%	—	$108.5	$54.3
Domain, The Austin, TX	700,000 sf open-air town center anchored by Neiman Marcus and Macy’s and includes 75,000 sf of office space. Contains separate residential component.	100%	3/07	$246	$195	$195	10%	$89.9	—	—
Rio Grande Valley Premium Outlets ® Mercedes, TX	404,000 square foot upscale outlet center	100%	11/06	$68	$59	$59	13%	$17.4	—	—
Round Rock Premium Outlets® Round Rock, TX (Austin)	433,000 square foot upscale outlet center with complimentary uses on adjacent outparcels	100%	8/06	$126	$106	$106	13%	$50.3	—	—
Shops at Arbor Walk, The Austin, TX	460,000 square foot community center anchored by Home Depot, Marshall’s, DSW, Golf Galaxy and JoAnn Fabrics	100%	3/07	$60	$52	$52	9%	$6.8	—	—
Village at SouthPark, The Charlotte, NC	Street-level retail project comprised of 48,000 sf of small shops along with a 33,000 sf Crate & Barrel. Contains separate residential component.	100%	11/06 (Crate & Barrel) 3/07 (Other retail)	$33	$26	$26	11%	$2.4	—	—
Significant Redevelopment Projects with Incremental GLA
Lenox Square Atlanta, GA	Neiman Marcus expansion; addition of second level of small shops and renovation of the atrium area	100%	10/07	$50	$44	$44	8%	$4.1	—	—
Northgate Mall Seattle, WA	Addition of Barnes & Noble, Panera Bread, Macaroni Grill, Starbucks and Gene Juarez Spa in a lifestyle component; creation of two outparcels	100%	6/07	$41	$39	$39	8%	$2.3	—	—
Smith Haven Mall Lake Grove (New York), NY	Mall renovation and addition of lifestyle component consisting of Dick’s Sporting Goods, Barnes & Noble, Cheesecake Factory and small shops; addition of Macy’s Furniture	25%	11/06	$72	$65	$16	10%	—	$12.1	$3.0
Other Redevelopment Projects with Incremental GLA
Edison Mall Fort Myers, FL	Lifestyle addition	100%	7/06
Seattle Premium Outlets Tulalip, WA	Phase II expansion of upscale outlet center	100%	5/06
	Subtotal Other Redevelopment Projects with Incremental GLA			$ 14	$14	$ 14	8%	$ 4.6	—	—

SIMON PROPERTY GROUP
U.S. Development Activity Report*
Project Overview, Construction-in-Progress and Land Held for Development
As of December 31, 2005

								Construction-in-Progress
									Unconsolidated Entities
Property/Location	Project Description	The Company’s Ownership Percentage	Opening	Projected Gross Cost (1) (in millions)	Projected Net Cost (in millions)	The Company’s Share of Net Cost	Stabilized Rate of Return	Consolidated Properties	Total	The Company’s Share
Renovations
Aventura Mall	Mall renovation	33%	1/07
Miami Beach, FL
Orange Park Mall	Mall renovation and addition of	100%	10/06
Orange Park (Jacksonville), FL	Dick’s Sporting Goods
	Subtotal Renovations			$ 39	$ 38	$ 24	10%	$ 10.4	$ 2.7	$ 0.9
Anchor/Big Box/Theater Activity
Boynton Beach Mall	Addition of Muvico Theater	100%	9/07
Boynton Beach, FL
Cielo Vista Mall	Addition of Cinemark Theatre	100%	2/06
El Paso, TX
Copley Place	Addition of Barneys New York	98%	3/06
Boston, MA
Crossroads Mall	Addition of Target	100%	7/06
Omaha, NE
Galleria, The	Addition of Borders, Del Frisco, Kona Grill,	32%	4/06
Houston, TX	Oceanaire and small shops in former
	Lord & Taylor space
Melbourne Square	Addition of Dick’s Sporting Goods and	100%	6/06
Melbourne, FL	Circuit City
SouthPark	Addition of Neiman Marcus	100%	10/06
Charlotte, NC
Square One Mall Saugus (Boston), MA	Addition of Dick’s Sporting Goods	49%	1st Qtr. 2007
	Subtotal Anchor/Big Box/Theater Activity			$ 120	$ 112	$ 87	8%	$ 44.8	$ 28.3	$ 20.0
Other
Simon Corporate Headquarters								$ 30.0	—	—
Miscellaneous								$ 22.3	$ 26.4	$ 9.9
	Subtotal Other							$ 52.3	$ 26.4	$ 9.9
Total Construction in Progress(2)								$ 285.3	$ 178.0	$ 88.1
Land Held for Development								$ 125.0	$ 20.8	$ 10.4

*                      Cost and return are based upon current budget assumptions. Actual results may vary.

(1)                Projected Gross Cost includes soft costs such as architecture and engineering fees, tenant costs (allowances/leasing commissions), development, legal and other fees, marketing costs, cost of capital, and other related costs.

(2)                Does not include the Company’s international properties.

SIMON PROPERTY GROUP
International Development Activity Report*
Project Overview, Construction-in-Progress
As of December 31, 2005

			The Company’s
			Ownership		Projected
Shopping center/			Percentage		Net Cost*
Location (Metropolitan area)	Project Description	Anchors	of Project	Opening	(in millions)
New Development Projects:
Argine—Napoli, Italy	300,000 square foot center anchored by a hypermarket and approximately 75 shops	Auchan	24.0%	Fall 2007	€55
Cinisello—Milano, Italy (Milano)	400,000 square foot center anchored by a hypermarket and approximately 100 shops	Auchan	49.0%	Fall 2006	€127
Gliwice—Gliwice, Poland	400,000 square foot center anchored by a hypermarket and do-it-yourself center	Carrefour, Leroy Merlin	34.7%	Fall 2006	€25
Guigliano—Guigliano, Italy (Napoli)	800,000 square foot center anchored by a hypermarket, including a retail park	Auchan, Leroy Merlin, Decathlon	19.6%	Summer 2006	€86
Nola—Nola, Italy (Napoli)	1.0 million square foot center including a hypermarket and department store	Auchan, Coin, La Rinascente, Holiday Inn, Media World	22.1%	Winter 2006/2007	€155
Porta di Roma—Roma, Italy	1.3 million square foot center including a hypermarket, department store and do-it-yourself centers	Auchan, Leroy Merlin, UGC Theatres, Ikea (opened 6/05), Media World, Decathlon	19.6%	Spring 2007	€218
Redevelopment Projects with Incremental GLA:
Sano Premium Outlets—Sano, Japan	91,000 square foot phase III expansion of outdoor upscale outlet center	Cole-Haan, Giorgio Armani, St. John Knits, Theory, Tommy Hilfiger	40.0%	3/06	JPY 2,395
Wasquehal—Wasquehal, France (Lille)	200,000 square foot expansion of existing Carrefour anchored hypermarket(1)	Carrefour	34.7%	Fall 2006	€18
Other projects (1 leasehold development, 1 leasehold extension)					€1

*                      Cost is based upon current budget assumptions. Actual results may vary.

(1)              Owner of existing portion of the gallery did not elect to participate in the expansion. Projected net cost represents 100% of Simon’s joint venture cost.

SIMON PROPERTY GROUP
The Company’s Share of Total Debt Amortization and Maturities by Year
As of December 31, 2005
(In thousands)

	The Company’s	The Company’s	The Company’s
	Share of	Share of	Share of
	Secured	Unsecured	Unconsolidated	The Company’s
	Consolidated	Consolidated	Joint Venture	Share of Total
Year	Debt	Debt	Debt	Debt
2006	261,005	1,150,000	421,516	1,832,521
2007	562,523	1,055,000	187,654	1,805,177
2008	581,663	350,000	288,810	1,220,473
2009	742,479	900,000	186,516	1,828,995
2010	706,227	1,159,075	582,973	2,448,275
2011	441,614	1,659,264	449,167	2,550,045
2012	360,961	450,000	214,094	1,025,055
2013	201,620	425,000	231,534	858,154
2014	401,274	700,000	162,135	1,263,409
2015	3,882	1,200,000	431,916	1,635,798
2016	4,049	250,000	14,002	268,051
Thereafter	64,304	200,000	250	264,554
Face Amounts of Indebtedness	$4,331,601	$9,498,339	$3,170,567	$17,000,507
Premiums (Discounts) on Indebtedness, Net	51,516	43,286	(905)	93,897
Fair Value of Interest Rate Swaps Agreements	—	(11,809)	—	(11,809)
The Company’s Share of Total Indebtedness	$4,383,117	$9,529,816	$3,169,662	$17,082,595

Debt Covenant Compliance Ratios

Senior Unsecured Notes Covenant(1)	Required	Actual	Compliance
Total Debt to Total Assets	<65%	46.8%	Yes
Total Secured Debt to Total Assets	<50%	20.7%	Yes
Fixed Charge Coverage Ratio	>1.50X	2.6X	Yes
Total Unencumbered Assets to Unsecured Debt	>125%	223%	Yes

(1)          Covenants for indentures dated June 7, 2005 and later. Covenants and other provisions of prior supplemental indentures apply to all unsecured debt for as long as any securities issued under prior supplemental indentures remain outstanding or until the covenants in the prior supplemental indentures have been amended. For a complete listing of all debt covenants related to the Company’s senior unsecured notes, as well as definitions of the above terms, please refer to Simon Property Group, L.P. filings with the Securities and Exchange Commission.

SIMON PROPERTY GROUP
Summary of Indebtedness
As of December 31, 2005
(In thousands)

		The Company’s	Weighted	Weighted
	Total	Share of	Average	Average Years
	Indebtedness	Indebtedness	Interest Rate	to Maturity
Consolidated Indebtedness
Mortgage Debt
Fixed Rate	$4,022,020	$3,841,177	6.47%	5.1
Floating Rate Debt (Hedged)(1)	97,531	97,531	5.29%	3.4
Floating Rate Debt	403,081	392,893	5.33%	1.6
Total Mortgage Debt	4,522,632	4,331,601	6.34%	4.8
Unsecured Debt
Fixed Rate	7,789,075	7,789,075	6.09%	5.5
Floating Rate Debt	900,000	900,000	4.70%	0.8
	8,689,075	8,689,075	5.86%	5.1
Revolving Corporate Credit Facility	809,264	809,264	4.82%	5.0
	809,264	809,264	4.82%	5.0
Total Unsecured Debt	9,498,339	9,498,339	5.86%	5.1
Premium	122,033	119,852
Discount	(25,078)	(25,050)
Fair Value Interest Rate Swaps	(11,809)	(11,809)
Consolidated Mortgages and Other Indebtedness(2)	$14,106,117	$13,912,933	6.01%	5.0
Joint Venture Indebtedness
Mortgage Debt
Fixed Rate	$6,385,542	$2,706,019	5.90%	5.6
Floating Rate Debt (Hedged)(1)	472,000	217,738	4.91%	1.6
Floating Rate Debt	618,440	244,240	4.50%	5.2
Total Mortgage Debt	7,475,982	3,167,997	5.75%	5.3
Unsecured Floating Rate Debt	5,245	2,570	3.04%	3.0
Total Unsecured Debt	5,245	2,570	3.04%	3.0
Premium	1,329	665
Discount	(3,197)	(1,570)
Joint Venture Mortgages and Other Indebtedness	$7,479,359	$3,169,662	5.75%	5.3

The Company’s Share of Total Indebtedness		$ 17,082,595	5.94%	5.1
Summary of Fixed and Variable Rate Debt
Consolidated
Fixed	55.2%	11,725,054	6.21%	5.3
Variable	10.2%	2,187,879	4.95%	2.9
	65.4%	13,912,933	6.01%	5.0
Joint Venture
Fixed	29.5%	2,705,114	5.90%	5.6
Variable	5.1%	464,548	4.73%	3.5
	34.6%	$3,169,662	5.75%	5.3
Total Debt	100.0%	$17,082,595

Total Fixed Debt	84.7%	$ 14,430,168	6.09%	5.4

Total Variable Debt	15.3%	$ 2,652,427	4.96%	3.0

(1)           These debt obligations are hedged by interest rate cap agreements.

(2)           Amounts give effect to outstanding derivative instruments as footnoted on the Summary of Indebtedness by Maturity.

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of December 31, 2005
(In thousands)

								The
					Interest			Company’s
		Maturity		Interest	Rate	Secured or	Total	Share of
Property Name		Date		Rate(1)	Type	Unsecured	Indebtedness	Indebtedness
Consolidated Indebtedness:
Simon Property Group, LP (Sr. Notes)	(20)	01/20/06		7.38%	Fixed	Unsecured	300,000	300,000
North East Mall		05/20/06		5.77%	Variable	Secured	140,000	140,000
Gulf View Square		10/01/06		8.25%	Fixed	Secured	32,471	32,471
Paddock Mall		10/01/06		8.25%	Fixed	Secured	25,825	25,825
Simon Property Group, LP (Acquisition Facility)		10/14/06		4.94%	Variable	Unsecured	600,000	600,000
Simon Property Group, LP (Sr. Notes)		11/15/06		6.88%	Fixed	Unsecured	250,000	250,000
Cielo Vista Mall—1	(4)	05/01/07		9.38%	Fixed	Secured	48,747	48,747
Cielo Vista Mall—3	(4)	05/01/07		6.76%	Fixed	Secured	35,411	35,411
Lakeline Mall		05/01/07		7.65%	Fixed	Secured	66,274	66,274
McCain Mall—1	(4)	05/01/07		9.38%	Fixed	Secured	22,761	22,761
McCain Mall—2	(4)	05/01/07		6.76%	Fixed	Secured	16,345	16,345
Valle Vista Mall—1	(4)	05/01/07		9.38%	Fixed	Secured	30,147	30,147
Valle Vista Mall—2	(4)	05/01/07		6.81%	Fixed	Secured	7,270	7,270
Wolfchase Galleria		06/30/07		7.80%	Fixed	Secured	72,054	68,088
Copley Place		08/01/07		7.44%	Fixed	Secured	174,521	171,287
Simon Property Group, LP (Medium Term Notes)		09/20/07		7.13%	Fixed	Unsecured	180,000	180,000
University Park Mall		10/01/07		7.43%	Fixed	Secured	57,532	34,519
CPG Partners, LP (Sr. Notes)		10/21/07		7.25%	Fixed	Unsecured	125,000	125,000
Simon Property Group, LP (Sr. Notes)		11/15/07		6.38%	Fixed	Unsecured	750,000	750,000
Bangor Mall		12/01/07		7.06%	Fixed	Secured	22,757	15,099
White Oaks Mall	(2)	02/25/08		5.49%	Variable	Secured	48,563	41,125
Gateway Shopping Center	(2)	03/31/08		5.34%	Variable	Secured	86,000	83,250
Simon Property Group, LP (MOPPRS)		06/15/08		7.00%	Fixed	Unsecured	200,000	200,000
Gilroy Premium Outlets	(10)	07/11/08		6.99%	Fixed	Secured	65,748	65,748
Kittery Premium Outlets	(10)	07/11/08		6.99%	Fixed	Secured	10,885	10,885
Lighthouse Place Premium Outlets	(10)	07/11/08		6.99%	Fixed	Secured	45,368	45,368
Waterloo Premium Outlets	(10)	07/11/08		6.99%	Fixed	Secured	36,540	36,540
Simon Property Group, LP (Sr. Notes)		08/28/08		5.38%	Fixed	Unsecured	150,000	150,000
Stanford Shopping Center		09/11/08	(12)	3.60%	Fixed	Secured	220,000	220,000
Arsenal Mall—1		09/28/08		6.75%	Fixed	Secured	31,985	31,985
College Mall—1	(3)	01/01/09		7.00%	Fixed	Secured	34,194	34,194
College Mall—2	(3)	01/01/09		6.76%	Fixed	Secured	10,913	10,913
Greenwood Park Mall—1	(3)	01/01/09		7.00%	Fixed	Secured	28,639	28,639
Greenwood Park Mall—2	(3)	01/01/09		6.76%	Fixed	Secured	56,382	56,382
Towne East Square—1		01/01/09		7.00%	Fixed	Secured	45,886	45,886
Towne East Square—2		01/01/09		6.81%	Fixed	Secured	22,751	22,751
Woodland Hills Mall		01/01/09		7.00%	Fixed	Secured	82,830	78,248
Simon Property Group, LP (Sr. Notes)		01/30/09	(18)	3.75%	Fixed	Unsecured	300,000	300,000
Simon Property Group, LP (Sr. Notes)		02/09/09		7.13%	Fixed	Unsecured	300,000	300,000
Penn Square Mall		03/01/09		7.03%	Fixed	Secured	69,276	65,463
CPG Partners, LP (Sr. Notes)		03/15/09		3.50%	Fixed	Unsecured	100,000	100,000
Plaza Carolina—Fixed		05/09/09		5.10%	Fixed	Secured	96,909	96,909
Plaza Carolina—Variable Capped	(2)	05/09/09		5.29%	Variable	Secured	97,531	97,531
Plaza Carolina—Variable Floating	(2)	05/09/09		5.29%	Variable	Secured	58,518	58,518
Simon Property Group, LP (Sr. Notes)		07/15/09		7.00%	Fixed	Unsecured	150,000	150,000
CPG Partners, LP (Sr. Notes)		08/17/09		8.63%	Fixed	Unsecured	50,000	50,000

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of December 31, 2005
(In thousands)

									The
					Interest				Company’s
		Maturity		Interest	Rate	Secured or		Total	Share of
Property Name		Date		Rate(1)	Type	Unsecured		Indebtedness	Indebtedness
Bloomingdale Court	(9)	11/01/09		7.78%	Fixed	Secured		27,950	27,950
Forest Plaza	(9)	11/01/09		7.78%	Fixed	Secured		15,330	15,330
Lake View Plaza	(9)	11/01/09		7.78%	Fixed	Secured		20,378	20,378
Lakeline Plaza	(9)	11/01/09		7.78%	Fixed	Secured		22,342	22,342
Lincoln Crossing	(9)	11/01/09		7.78%	Fixed	Secured		3,084	3,084
Matteson Plaza	(9)	11/01/09		7.78%	Fixed	Secured		8,974	8,974
Muncie Plaza	(9)	11/01/09		7.78%	Fixed	Secured		7,759	7,759
Regency Plaza	(9)	11/01/09		7.78%	Fixed	Secured		4,206	4,206
St. Charles Towne Plaza	(9)	11/01/09		7.78%	Fixed	Secured		26,921	26,921
West Ridge Plaza	(9)	11/01/09		7.78%	Fixed	Secured		5,423	5,423
White Oaks Plaza	(9)	11/01/09		7.78%	Fixed	Secured		16,546	16,546
Simon Property Group, LP (Sr. Notes)		03/18/10		4.88%	Fixed	Unsecured		300,000	300,000
CPG Partners, LP (Term Loan)		04/27/10	(17)	7.26%	Fixed	Unsecured		59,075	59,075
Simon Property Group, LP (Sr. Notes)		06/15/10		4.60%	Fixed	Unsecured		400,000	400,000
Trolley Square		08/01/10		9.03%	Fixed	Secured		28,675	25,808
Simon Property Group, LP (Sr. Notes)		08/15/10		4.88%	Fixed	Unsecured		400,000	400,000
Coral Square		10/01/10		8.00%	Fixed	Secured		86,895	84,479
Crystal River		11/11/10		7.63%	Fixed	Secured		15,531	15,531
Forum Shops at Caesars, The		12/01/10		4.78%	Fixed	Secured		550,000	550,000
Port Charlotte Town Center		12/11/10		7.98%	Fixed	Secured		52,460	41,968
Oxford Valley Mall		01/10/11		6.76%	Fixed	Secured		82,236	51,940
Revolving Credit Facility	(2)	01/11/11		4.82%	Variable	Unsecured	(19)	809,264	809,264
Simon Property Group, LP (Sr. Notes)		01/20/11		7.75%	Fixed	Unsecured		200,000	200,000
CPG Partners, LP (Sr. Notes)		02/01/11		8.25%	Fixed	Unsecured		150,000	150,000
Simon Property Group, LP (Sr. Notes)		06/01/11		5.38%	Fixed	Unsecured		500,000	500,000
Henderson Square		07/01/11		6.94%	Fixed	Secured		15,265	11,597
Ingram Park Mall	(8)	08/11/11		6.99%	Fixed	Secured		80,549	80,549
Knoxville Center	(8)	08/11/11		6.99%	Fixed	Secured		60,996	60,996
Northlake Mall	(8)	08/11/11		6.99%	Fixed	Secured		70,367	70,367
Towne West Square	(8)	08/11/11		6.99%	Fixed	Secured		52,726	52,726
Tacoma Mall		10/01/11		7.00%	Fixed	Secured		128,597	128,597
CPG Partners, LP (Sr. Notes)		06/15/12		6.88%	Fixed	Unsecured		100,000	100,000
Simon Property Group, LP (Sr. Notes)		08/28/12		6.35%	Fixed	Unsecured		350,000	350,000
Anderson Mall		10/10/12		6.20%	Fixed	Secured		29,037	29,037
Century III Mall	(6)	10/10/12		6.20%	Fixed	Secured		85,712	85,712
Crossroads Mall		10/10/12		6.20%	Fixed	Secured		43,048	43,048
Forest Mall	(7)	10/10/12		6.20%	Fixed	Secured		17,239	17,239
Highland Lakes Center	(6)	10/10/12		6.20%	Fixed	Secured		15,890	15,890
Longview Mall	(6)	10/10/12		6.20%	Fixed	Secured		32,261	32,261
Markland Mall	(7)	10/10/12		6.20%	Fixed	Secured		22,825	22,825
Midland Park Mall	(7)	10/10/12		6.20%	Fixed	Secured		33,322	33,322
Palm Beach Mall		10/10/12		6.20%	Fixed	Secured		53,305	53,305
Richmond Towne Square	(7)	10/10/12		6.20%	Fixed	Secured		46,804	46,804
Las Vegas Outlet Center		12/10/12		8.12%	Fixed	Secured		19,772	19,772
CPG Partners, LP (Sr. Notes)		01/15/13		6.00%	Fixed	Unsecured		150,000	150,000
Factory Stores of America—Boaz	(11)	03/10/13		9.10%	Fixed	Secured		2,784	2,784
The Factory Shoppes at Branson Meadows	(11)	03/10/13		9.10%	Fixed	Secured		9,518	9,518

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of December 31, 2005
(In thousands)

							The
				Interest			Company’s
		Maturity	Interest	Rate	Secured or	Total	Share of
Property Name		Date	Rate(1)	Type	Unsecured	Indebtedness	Indebtedness
MacGregor Village	(11)	03/10/13	9.10%	Fixed	Secured	6,854	6,854
Factory Stores of America—Georgetown	(11)	03/10/13	9.10%	Fixed	Secured	6,597	6,597
Factory Stores of America—Graceville	(11)	03/10/13	9.10%	Fixed	Secured	1,960	1,960
Dare Centre	(11)	03/10/13	9.10%	Fixed	Secured	1,704	1,704
Factory Stores of America—Lebanon	(11)	03/10/13	9.10%	Fixed	Secured	1,647	1,647
Factory Stores of America—Nebraska City	(11)	03/10/13	9.10%	Fixed	Secured	1,547	1,547
North Ridge Shopping Center	(11)	03/10/13	9.10%	Fixed	Secured	8,371	8,371
Factory Stores of America—Story City	(11)	03/10/13	9.10%	Fixed	Secured	1,913	1,913
Carolina Premium Outlets—Smithfield	(11)	03/10/13	9.10%	Fixed	Secured	20,466	20,466
The Crossings Premium Outlets		03/13/13	5.85%	Fixed	Secured	57,953	57,953
Simon Property Group, LP (Sr. Notes)		03/15/13	5.45%	Fixed	Unsecured	200,000	200,000
Battlefield Mall		07/01/13	4.60%	Fixed	Secured	99,388	99,388
Retail Property Trust (Sr. Notes)		09/01/13	7.18%	Fixed	Unsecured	75,000	75,000
Simon Property Group, LP (Sr. Notes)		01/30/14	4.90%	Fixed	Unsecured	200,000	200,000
Northfield Square		02/11/14	6.05%	Fixed	Secured	30,985	9,791
Montgomery Mall		05/11/14	5.17%	Fixed	Secured	93,922	50,220
Chesapeake Square		08/01/14	5.84%	Fixed	Secured	73,000	54,750
Brunswick Square		08/11/14	5.65%	Fixed	Secured	86,000	86,000
Simon Property Group, LP (Sr. Notes)		08/15/14	5.63%	Fixed	Unsecured	500,000	500,000
Boardman Plaza		07/01/14	5.94%	Fixed	Secured	23,598	23,598
Desoto Square		07/01/14	5.89%	Fixed	Secured	64,153	64,153
Upper Valley Mall		07/01/14	5.89%	Fixed	Secured	47,904	47,904
Washington Square		07/01/14	5.94%	Fixed	Secured	30,693	30,693
West Ridge Mall		07/01/14	5.89%	Fixed	Secured	68,711	68,711
DeKalb Plaza		01/01/15	5.28%	Fixed	Secured	3,407	1,715
Simon Property Group, LP (Sr. Notes)		06/15/15	5.10%	Fixed	Unsecured	600,000	600,000
Simon Property Group, LP (Sr. Notes)		12/01/15	5.75%	Fixed	Unsecured	600,000	600,000
Retail Property Trust (Sr. Notes)		03/15/16	7.88%	Fixed	Unsecured	250,000	250,000
Arsenal Mall—2		05/05/16	8.20%	Fixed	Secured	1,496	1,496
Simon Property Group, LP (Sr. Notes)		06/15/18	7.38%	Fixed	Unsecured	200,000	200,000
Sunland Park Mall		01/01/26	8.63%	Fixed	Secured	36,010	36,010
Keystone at the Crossing		07/01/27	7.85%	Fixed	Secured	58,593	58,593
Total Consolidated Indebtedness at Face Value						14,020,971	13,829,940
Premium on Fixed-Rate Indebtedness						122,033	119,852
Discount on Fixed-Rate Indebtedness						(25,078)	(25,050)
Fair Value Interest Rate Swaps						(11,809)	(11,809)
Total Consolidated Indebtedness						14,106,117	13,912,933

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of December 31, 2005
(In thousands)

								The
				Interest				Company’s
		Maturity	Interest	Rate	Secured or		Total	Share of
Property Name		Date	Rate(1)	Type	Unsecured		Indebtedness	Indebtedness
Joint Venture Indebtedness
CMBS Loan—Fixed (encumbers 13 Properties)	(5)	05/15/06	7.52%	Fixed	Secured		357,100	178,550
CMBS Loan—1 Floating (encumbers 13 Properties)	(5)	05/15/06	4.80%	Variable	Secured		186,500	93,250
CMBS Loan—2 Floating (encumbers 13 Properties)	(5)	05/15/06	4.76%	Variable	Secured		81,400	40,700
Great Northeast Plaza		06/01/06	9.04%	Fixed	Secured		16,249	8,125
Smith Haven Mall		06/01/06	7.86%	Fixed	Secured		115,000	28,750
Lehigh Valley Mall		10/10/06	7.90%	Fixed	Secured		44,725	16,821
Greendale Mall		12/10/06	8.23%	Fixed	Secured		39,895	19,603
Gwinnett Place—1		04/01/07	7.54%	Fixed	Secured		36,282	18,141
Gwinnett Place—2		04/01/07	7.25%	Fixed	Secured		80,437	40,219
Town Center at Cobb—1		04/01/07	7.54%	Fixed	Secured		46,225	23,113
Town Center at Cobb—2		04/01/07	7.25%	Fixed	Secured		61,215	30,608
Coddingtown Mall		07/14/07	5.64%	Variable	Secured		10,500	10,500
Gotemba Premium Outlets—Variable		09/30/07	1.81%	Variable	Secured	(16)	19,956	7,982
Mall at Rockingham		09/01/07	7.88%	Fixed	Secured		94,636	23,251
Aventura Mall—A		04/06/08	6.55%	Fixed	Secured		141,000	47,000
Aventura Mall—B		04/06/08	6.60%	Fixed	Secured		25,400	8,467
Aventura Mall—C		04/06/08	6.89%	Fixed	Secured		33,600	11,200
West Town Mall		05/01/08	6.90%	Fixed	Secured		76,000	38,000
Mall of New Hampshire—1		10/01/08	6.96%	Fixed	Secured		97,706	48,010
Mall of New Hampshire—2		10/01/08	8.53%	Fixed	Secured		8,080	3,970
Fashion Valley Mall—1		10/11/08	6.49%	Fixed	Secured		161,413	80,707
Fashion Valley Mall—2		10/11/08	6.58%	Fixed	Secured		29,124	14,562
Whitehall Mall		11/01/08	6.77%	Fixed	Secured		13,457	5,112
Galleria Commerciali Italia—Facility C		12/22/08	3.04%	Variable	Unsecured	(14)	5,245	2,570
Source, The		03/11/09	6.65%	Fixed	Secured		124,000	31,000
Shops at Sunset Place, The	(2)	05/09/09	5.14%	Variable	Secured		94,100	35,288
Seminole Towne Center	(2)	06/30/09	5.04%	Variable	Secured		70,000	31,500
Fashion Centre Pentagon Office	(2)	07/09/09	5.14%	Variable	Secured		40,000	17,000
Apple Blossom Mall		09/10/09	7.99%	Fixed	Secured		38,708	19,020
Auburn Mall		09/10/09	7.99%	Fixed	Secured		45,317	22,268
Toki Premium Outlets		10/30/09	0.80%	Variable	Secured	(16)	12,824	5,130
Mall at Chestnut Hill		02/02/10	8.45%	Fixed	Secured		14,362	6,782
Coconut Point	(2)	05/19/10	5.49%	Variable	Secured		57,473	28,737
Westchester, The		06/01/10	4.86%	Fixed	Secured		500,000	200,000
Mall of Georgia		07/01/10	7.09%	Fixed	Secured		194,713	97,357
Springfield Mall	(2)	12/01/10	5.49%	Variable	Secured		76,500	28,676
Florida Mall, The		12/10/10	7.55%	Fixed	Secured		257,329	128,665
Surprise Grand Vista		12/28/10	10.85%	Fixed	Secured		191,000	76,400
Atrium at Chestnut Hill		03/11/11	6.89%	Fixed	Secured		46,666	22,931
Cape Cod Mall		03/11/11	6.80%	Fixed	Secured		94,846	46,605
Highland Mall		07/11/11	6.83%	Fixed	Secured		67,737	33,869
Villabe A6—Bel’Est		08/01/11	3.40%	Variable	Secured	(15)	11,101	3,852
Fashion Centre Pentagon Retail		09/11/11	6.63%	Fixed	Secured		159,114	67,623
Bay 1 (Torcy)		12/01/11	4.20%	Variable	Secured	(15)	16,705	5,797
Zakopianka Shopping Center		12/01/11	6.82%	Fixed	Secured	(13)	14,191	4,924
Galleria Commerciali Italia—Facility A		12/22/11	3.53%	Fixed	Secured	(14)	285,410	139,851

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of December 31, 2005
(In thousands)

							The
			Interest				Company’s
	Maturity	Interest	Rate	Secured or		Total	Share of
Property Name	Date	Rate(1)	Type	Unsecured		Indebtedness	Indebtedness
Galleria Commerciali Italia—Facility B	12/22/11	3.63%	Fixed	Secured	(14)	297,505	145,777
Borek Shopping Center	02/01/12	6.19%	Fixed	Secured	(13)	15,515	5,384
Dadeland Mall	02/11/12	6.75%	Fixed	Secured		191,773	95,887
Square One	03/11/12	6.73%	Fixed	Secured		91,228	44,827
Crystal Mall	09/11/12	5.62%	Fixed	Secured		101,461	75,658
Emerald Square Mall	03/01/13	5.13%	Fixed	Secured		139,162	68,381
Avenues, The	04/01/13	5.29%	Fixed	Secured		76,877	19,219
Circle Centre Mall	04/11/13	5.02%	Fixed	Secured		76,905	11,282
Bay 2 (Torcy)	06/01/13	3.60%	Variable	Secured	(15)	62,669	21,746
Solomon Pond	08/01/13	3.97%	Fixed	Secured		114,000	56,017
Tosu Premium Outlets	08/24/13	2.60%	Fixed	Secured	(16)	12,330	4,932
Miami International Mall	10/01/13	5.35%	Fixed	Secured		97,500	46,582
Liberty Tree Mall	10/11/13	5.22%	Fixed	Secured		35,000	17,198
Wilenska Station Shopping Center	11/01/13	4.35%	Variable	Secured	(15)	36,473	12,656
Northshore Mall	03/11/14	5.03%	Fixed	Secured		210,000	103,189
Turzyn Shopping Center	06/01/14	6.56%	Fixed	Secured	(13)	22,440	7,787
Dabrowka Shopping Center	07/01/14	6.22%	Fixed	Secured	(13)	4,666	1,619
Gotemba Premium Outlets—Fixed	10/25/14	2.00%	Fixed	Secured	(16)	9,512	3,805
Rinku Premium Outlets	10/25/14	2.34%	Fixed	Secured	(16)	35,796	14,318
Arkadia Shopping Center	11/01/14	4.55%	Variable	Secured	(15)	123,239	42,764
Indian River Commons	11/01/14	5.21%	Fixed	Secured		9,645	4,823
Indian River Mall	11/01/14	5.21%	Fixed	Secured		65,355	32,678
St. Johns Town Center	03/11/15	5.06%	Fixed	Secured		170,000	85,000
Gaitway Plaza	07/01/15	4.60%	Fixed	Secured		13,900	3,243
Plaza at Buckland Hills, The	07/01/15	4.60%	Fixed	Secured		24,800	8,680
Ridgewood Court	07/01/15	4.60%	Fixed	Secured		14,650	5,128
Village Park Plaza	07/01/15	4.60%	Fixed	Secured		29,850	10,448
West Town Corners	07/01/15	4.60%	Fixed	Secured		18,800	4,388
Clay Terrace Partners	10/01/15	5.08%	Fixed	Secured		115,000	57,500
Houston Galleria—1	12/01/15	5.44%	Fixed	Secured		643,583	202,632
Houston Galleria—2	12/01/15	5.44%	Fixed	Secured		177,417	55,860
Quaker Bridge Mall	04/01/16	7.03%	Fixed	Secured		22,548	8,566
Sano Premium Outlets	05/31/16	2.43%	Fixed	Secured	(16)	43,046	17,218
King of Prussia Mall—1	01/01/17	7.49%	Fixed	Secured		173,339	21,407
King of Prussia Mall—2	01/01/17	8.53%	Fixed	Secured		12,002	1,482
Total Joint Venture Indebtedness at Face Value						7,481,227	3,170,567
Premium on JV Fixed-Rate Indebtedness						1,329	665
Discount on JV Fixed-Rate Indebtedness						(3,197)	(1,570)
Total Joint Venture Indebtedness						7,479,359	3,169,662
The Company’s Share of Total Indebtedness							17,082,595

(Footnotes on following page)

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of December 31, 2005
(In thousands)

(Footnotes for preceeding pages)

Footnotes:

       (1)  Variable rate debt interest rates are based on the following base rates as of December 31, 2005: LIBOR at 4.39%; EURIBOR at 2.4%.

       (2)  Includes applicable extensions available at Company’s option.

       (3)  These two Properties are secured by cross-collateralized and cross-defaulted mortgages.

       (4)  These three Properties are secured by cross-collateralized and cross-defaulted mortgages.

       (5)  These Commercial Mortgage Notes are secured by cross-collateralized mortgages encumbering thirteen of the Properties (Eastland Mall, Southern Hills Mall, Lindale Mall, Southridge Mall, Granite Run Mall, Lake Square Mall, Northpark Mall, Southpark Mall, Valley Mall, Mesa Mall, Empire Mall, Empire East Mall and Rushmore Mall). A weighted average rate is used.

       (6)  These three Properties are secured by cross-collateralized and cross-defaulted mortgages.

       (7)  These four Properties are secured by cross-collateralized and cross-defaulted mortgages.

       (8)  These four Properties are secured by cross-collateralized and cross-defaulted mortgages.

       (9)  These eleven Properties are secured by cross-collateralized and cross-defaulted mortgages.

  (10)  These four Properties are secured by cross-collateralized and cross-defaulted mortgages.

  (11)  These eleven Properties are secured by cross-collateralized and cross-defaulted mortgages.

  (12)  Simultaneous with the issuance of this loan, the Company entered into a $70 million notional amount variable rate swap agreement which is designated as a hedge against this loan. As of December 31, 2005, after including the impacts of this swap, the terms of the loan are effectively $150 million fixed at 3.60% and $70 million variable rate at 4.36%.

  (13)  Amounts shown in USD Equivalent. Euro equivalent is 48.0 million.

  (14)  Amounts shown in USD Equivalent. Euro equivalent is 496.6 million. Associated with these loans are interest rate swap agreements with a total combined 491.4 million euros notional amount that effectively fixes this pool of loans at 3.97%.

  (15)  Amounts shown in USD Equivalent. Euro equivalent is 211.2 million. Associated with these loans are interest rate swap agreements with a total combined 196.3 million euros notional amount that effectively fix these loans at a combined 5.05%.

  (16)  Amounts shown in USD Equivalent. Yen equivalent is 15,715.3 million.

  (17)  Through an interest rate swap agreement, effectively fixed through January 1, 2006 at the all-in interest rate presented.

  (18)  The Company has $300 million notional amount variable rate swap agreement which is a designated hedge against this unsecured note effectively converting to a six month LIBOR variable rate.

  (19)  Amounts shown in USD Equivalent. Balance includes borrowings on multi-currency tranche of Yen $1,746.4 million and Euro $203.0 million.

(20)  Obligation has been repaid under the terms of the original indebtedness.

SIMON PROPERTY GROUP
Unencumbered Assets
As of December 31, 2005

Property Name	City	State
Regional Malls:
University Mall	Little Rock	AR
Brea Mall	Brea	CA
Laguna Hills Mall	Laguna Hills	CA
Santa Rosa Plaza	Santa Rosa	CA
Shops at Mission Viejo, The	Mission Viejo	CA
Westminster Mall	Westminster	CA
Town Center at Aurora	Aurora	CO
Boynton Beach Mall	Boynton Beach	FL
Cordova Mall	Pensacola	FL
Edison Mall	Fort Meyers	FL
Melbourne Square	Melbourne	FL
Orange Park Mall	Orange Park	FL
Town Center at Boca Raton	Boca Raton	FL
Treasure Coast Square	Jensen Beach	FL
Tyrone Square	St. Petersburg	FL
University Mall	Pensacola	FL
Lenox Square	Atlanta	GA
Phipps Plaza	Atlanta	GA
Alton Square	Alton	IL
Lincolnwood Town Center	Lincolnwood	IL
Northwoods Shopping Center	Peoria	IL
Orland Square	Orland Park	IL
River Oaks Center	Calumet City	IL
Castleton Square Mall	Indianapolis	IN
Lafayette Square	Indianapolis	IN
Muncie Mall	Muncie	IN
Tippecanoe Mall	Lafayette	IN
Prien Lake Mall	Lake Charles	LA
Burlington Mall	Burlington	MA
South Shore Plaza	Braintree	MA
Bowie Town Center	Bowie	MD
St. Charles Towne Center	Waldorf	MD
Maplewood Mall	Minneapolis	MN
Miller Hill Mall	Duluth	MN

Property Name	City	State
Independence Center	Independence	MO
SouthPark	Charlotte	NC
Pheasant Lane	Nashua	NH
Livingston Mall	Livingston	NJ
Menlo Park Mall	Edison	NJ
Ocean County Mall	Toms River	NJ
Rockaway Townsquare	Rockaway	NJ
Cottonwood Mall	Albuquerque	NM
Chautauqua Mall	Lakewood	NY
Nanuet Mall	Nanuet	NY
Jefferson Valley Mall	Yorktown Heights	NY
Roosevelt Field	Garden City	NY
Walt Whitman Mall	Huntington Station	NY
Great Lakes Mall	Mentor	OH
Lima Mall	Lima	OH
Southern Park Mall	Boardman	OH
Summit Mall	Akron	OH
Ross Park Mall	Pittsburgh	PA
South Hills Village	Pittsburgh	PA
Haywood Mall	Greenville	SC
Oak Court Mall	Memphis	TN
Raleigh Springs Mall	Memphis	TN
Barton Creek Square	Austin	TX
Broadway Square	Tyler	TX
Irving Mall	Irving	TX
La Plaza Mall	McAllen	TX
Richardson Square Mall	Richardson	TX
Rolling Oaks Mall	San Antonio	TX
Charlottesville Fashion Square	Charlottesville	VA
Virginia Center Commons	Glen Allen	VA
Columbia Center	Kennewick	WA
Northgate Mall	Seattle	WA
Bay Park Square	Green Bay	WI

Property Name	City	State
Premium Outlet Centers:
Camarillo Premium Outlets	Camarillo	CA
Carlsbad Premium Outlets	Carlsbad	CA
Desert Hills Premium Outlets	Cabazon	CA
Folsom Premium Outlets	Folsom	CA
Napa Premium Outlets	Napa	CA
Petaluma Village Premium Outlets	Petaluma	CA
Vacaville Premium Outlets	Vacaville	CA
Clinton Crossing Premium Outlets	Clinton	CT
Orlando Premium Outlets	Orlando	FL
St. Augustine Premium Outlets	St. Augustine	FL
North Georgia Premium Outlets	Dawsonville	GA
Waikele Premium Outlets	Waipahu	HI
Chicago Premium Outlets	Aurora	IL
Edinburgh Premium Outlets	Edinburgh	IN
Wrentham Village Premium Outlets	Wrentham	MA
Albertville Premium Outlets	Albertville	MN
Osage Beach Premium Outlets	Osage Beach	MO
Jackson Premium Outlets	Jackson	NJ
Liberty Village Premium Outlets	Flemington	NJ
Las Vegas Premium Outlets	Las Vegas	NV
Woodbury Common Premium Outlets	Central Valley	NY
Aurora Farms Premium Outlets	Aurora	OH
Columbia Gorge Premium Outlets	Troutdale	OR
Allen Premium Outlets	Allen	TX
Leesburg Corner Premium Outlets	Leesburg	VA
Seattle Premium Outlets	Seattle	WA
Johnson Creek Premium Outlets	Johnson Creek	WI

Property Name	City	State
Community/Lifestyle Centers:
Royal Eagle Plaza	Coral Springs	FL
Terrace at Florida Mall	Orlando	FL
Waterford Lakes Town Center	Orlando	FL
Westland Park Plaza	Orange Park	FL
Mall of Georgia Crossing	Atlanta	GA
Countryside Plaza	Countryside	IL
Crystal Court	Crystal Lake	IL
Lake Plaza	Waukegan	IL
North Ridge Plaza	Joliet	IL
Willow Knolls Court	Peoria	IL
Brightwood Plaza	Indianapolis	IN
Greenwood Plus	Greenwood	IN
Griffith Park Plaza	Griffith	IN
Markland Plaza	Kokomo	IN
New Castle Plaza	New Castle	IN
Northwood Plaza	Fort Wayne	IN
Teal Plaza	Lafayette	IN
Tippecanoe Plaza	Lafayette	IN
University Center	Mishawaka	IN
Wabash Village	West Lafayette	IN
Washington Plaza	Indianapolis	IN
Park Plaza	Hopkinsville	KY
Rockaway Convenience Center	Rockaway	NJ
Cobblestone Court	Victor	NY
Great Lakes Plaza	Mentor	OH
Lima Center	Lima	OH
Northland Plaza	Columbus	OH
Eastland Plaza	Tulsa	OK
Lincoln Plaza	Langhorne	PA
Charles Towne Square	Charleston	SC
Knoxville Commons	Knoxville	TN
The Arboretum	Austin	TX

Property Name	City	State
Celina Plaza	El Paso	TX
Ingram Plaza	San Antonio	TX
Shops at North East Mall	Hurst	TX
Chesapeake Center	Chesapeake	VA
Fairfax Court	Fairfax	VA
Martinsville Plaza	Martinsville	VA
Other:
Factory Merchants Branson	Branson	MO
Crossville Outlet Center	Crossville	TN
Factory Stores at North Bend	North Bend	WA

SIMON PROPERTY GROUP
Preferred Stock/Units Outstanding
As of December 31, 2005
($in 000’s, except per share amounts)

			Per Share	Aggregate
		Number of	Liquidation	Liquidation	Ticker
Issuer	Description	Shares/Units	Preference	Preference	Symbol
Preferred Stock:
Simon Property Group, Inc.	Series F 8.75%	8,000,000	$25	$200,000	SPGPrF
	Cumulative
	Redeemable(1)
Simon Property Group, Inc.	Series G 7.89%	3,000,000	$50	$150,000	SPGPrG
	Cumulative Step-Up
	Premium Rate(2)
Simon Property Group, Inc.	Series I 6% Convertible	13,835,174	$50	$691,759	SPGPrI
	Perpetual Preferred(3)
Simon Property Group, Inc.	Series J 8.375%	796,948	$50	$39,847	SPGPrJ
	Cumulative
	Redeemable(4)
Preferred Units:
Simon Property Group, L.P.	Series C 7% Cumulative	1,410,760	$28	$39,501	N/A
	Convertible(5)
Simon Property Group, L.P.	Series D 8% Cumulative	1,425,573	$30	$42,767	N/A
	Redeemable(6)
Simon Property Group, L.P.	Series I 6% Convertible	4,177,028	$50	$208,851	N/A
	Perpetual(3)
Simon Property Group, L.P.	7.50% Cumulative	255,373	$100	$25,537	N/A
	Redeemable(7)
Simon Property Group, L.P.	7.75%/8.00%	850,698	$100	$85,070	N/A
	Cumulative
	Redeemable(8)

(1)          The shares are redeemable on or after September 29, 2006. The shares are not convertible into any other securities of the Company. The shares are traded on the New York Stock Exchange. The closing price on December 30, 2005, was $25.45 per share.

(2)          The Cumulative Step-Up Premium Rate Preferred Stock was issued at 7.89%. The shares are redeemable after September 30, 2007. Beginning October 1, 2012, the rate increases to 9.89%. The shares are not convertible into any other securities of the Company. The shares are traded on the New York Stock Exchange. The closing price on December 30, 2005 was $51.29 per share.

(3)          Each unit/share is convertible into 0.783 of a share of common stock if certain conditions are met. The closing price for the preferred stock on December 30, 2005 was $64.32 per share.

(4)          Each share is redeemable on or after October 15, 2027. The closing price on December 30, 2005 was $63.70 per share.

(5)          Each unit/share is convertible into 0.75676 of a share of common stock on or after August 27, 2004 if certain conditions are met. Each unit/share is not redeemable prior to August 27, 2009.

(6)          Each unit/share is not redeemable prior to August 27, 2009.

(7)          Each unit/share is not redeemable prior to November 10, 2013.

(8)          Each unit is redeemable on or after January 1, 2011 or earlier upon the occurrence of certain tax triggering events.